UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21210

                              ALPINE INCOME TRUST
               (Exact name of registrant as specified in charter)

                       2500 WESTCHESTER AVENUE, SUITE 215
                               PURCHASE, NY 10577
              (Address of principal executive offices) (Zip code)

                                SAMUEL A. LIEBER
                       ALPINE MANAGEMENT & RESEARCH, LLC
                       2500 WESTCHESTER AVENUE, SUITE 215
                               PURCHASE, NY 10577
                    (Name and address of agent for service)

                                 1-888-785-5578
               Registrant's telephone number, including area code

Date of fiscal year end: OCTOBER 31, 2003

Date of reporting period: OCTOBER 31, 2003

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

                                 (ALPINE LOGO)

                            EQUITY AND INCOME FUNDS

                              DYNAMIC BALANCE FUND

                             DYNAMIC DIVIDEND FUND

                          MUNICIPAL MONEY MARKET FUND

                           TAX OPTIMIZED INCOME FUND

                                 ANNUAL REPORT
                                October 31, 2003

     This material must be preceded or accompanied by a current prospectus.

                               TABLE OF CONTENTS
                               -----------------

                   PORTFOLIO MANAGER'S REPORT TO SHAREHOLDERS
                                     PAGE 1

                       SCHEDULES OF PORTFOLIO INVESTMENTS
                                    PAGE 13

                      STATEMENTS OF ASSETS AND LIABILITIES
                                    PAGE 21

                            STATEMENTS OF OPERATIONS
                                    PAGE 23

                      STATEMENTS OF CHANGES IN NET ASSETS
                                    PAGE 25

                         NOTES TO FINANCIAL STATEMENTS
                                    PAGE 29

                              FINANCIAL HIGHLIGHTS
                                    PAGE 35

                         REPORT OF INDEPENDENT AUDITORS
                                    PAGE 39

                    INFORMATION ABOUT TRUSTEES AND OFFICERS
                                    PAGE 40

                       CHANGES IN INDEPENDENT ACCOUNTANTS
                                    PAGE 42

PORTFOLIO MANAGER'S REPORT TO SHAREHOLDERS                 ALPINE MUTUAL FUNDS

Dear Shareholder:

   We are pleased to provide you with this annual report of the Alpine 'Dynamic' Estate Mutual Funds and Income Funds for the fiscal year ended October 31st, 2003. With these Funds, Alpine is building upon the performance record of our Real Estate Funds dating back to 1989. Although the Funds discussed here are comparatively unseasoned, they are already meeting our expectations. The Alpine Dynamic Balance Fund is now 28 months old and the Alpine Dynamic Dividend Fund was just launched this September. These Funds are using both time tested strategies and recently evolved approaches to providing income and growth from both equities and fixed income securities. The Alpine Municipal Money Market Fund and Alpine Tax Optimized Income Fund use methods which the manager has honed over sixteen years. Standardized performance data and historical comparisons where appropriate, with specific indexes are detailed in the later sections pertaining to each fund. We believe that these Funds can produce a track record of performance that fits our established Fund's motto of "Experience - Performance - Leadership".

   Every one of the Alpine Funds has an expected pattern of returns and potential volatility related to their distinctive investment focus. We design our Fund's investment objectives and strategies to build upon the opportunities afforded by the investment focus as opposed to a pre-existing model or index. Thus, you will never see an Alpine 'mid-cap value' fund or 'core growth' fund which invests only within a limited universe of stocks. We believe investment objectives should not be defined by how comparable a fund is with a category or a group of funds. Principally, investors should be focused on performance with distinctive strategies which can be balanced with other investments to provide individually appropriate risk-adjusted returns in a tax sensitive manner over an extended period of time. This is what we do for ourselves, as well as for investors who partner with us as shareholders in the Alpine Mutual Funds.

ALPINE'S VIEW OF RECENT MUTUAL FUND SCANDALS

   Unfortunately, recent scandals in the mutual fund world highlight a lack of responsibility towards and respect for investors as partners by many mutual funds. So far, this appears to be more prevalent in large mutual fund complexes where the emphasis is less on co-investment to profit from the performance of the funds and more on profiteering, not just from fees but by selectively permitting timing and trading opportunities which disadvantage the typical fund holder. Perhaps these problems stem from the corporate cultures at many of these large fund complexes, which create fashionable products that are often managed by faceless teams of mercenary managers who may come and go. In contrast at Alpine, we welcome you to join our families in investing in these Funds where you will always know the portfolio manager's name and have access to what we have to say.

   As we monitor the flows in and out of our Funds, we hope that investors who join us will stay the course. However, this past summer, we were surprised by a sharp rise in relatively short-term trading by certain groups of investors using the Alpine International Real Estate Fund. In response to such trading which was becoming disruptive in both scale and frequency, management recommended to the Fund's Board of Directors that a redemption fee be instituted to dissuade such activity. As managers, volatility of fund flows was a nuisance; however, as investors, we realized that such trading could impact our performance. While we do not wish to penalize or otherwise restrict the flexibility of investors in an uncertain world, we felt that a two-month holding period before a 1% penalty would be lifted was not a hardship. Any redemption fees collected are paid to the Fund itself for shareholder benefit. We are pleased to say that subsequent to the imposition of the redemption fee, fund flows have resumed a more stable pace.

2003:  FISCAL YEAR-END REVIEW

   In last year's 2002 report to shareholders, we stated that despite uncertainty regarding the political and economic prospects, "...the underlying issue is whether consumer spending can continue at current levels until corporate capital expenditures pick up." We concluded with cautious optimism that "... a low growth low inflation world economy will supercede this period..." Broadly speaking, our assessment was pretty much on target, and remains so today.

   This past fiscal year began with a challenged investment environment. We had just passed the market lows of October 10th, 2002, which was the culmination of a virtual rejection of common stocks by many investors who had endured the challenges of the Enron and Tyco scandals, capping 30 months of equity index declines. However, as the U.S. Army's successful invasion of Iraq unfolded in March, a powerful stock market rally emerged. This 'relief rally' was reinforced by the Federal Reserve's commitment to minimal interest rates as the most important factor in sustaining both domestic consumption and the revival of investor interest in common stocks. More than merely lowering rates, the Federal Reserve made clear that its cautious view of the economy would require historically low interest rates for a "considerable period" of time. Thus, after the nadir of pessimism in 2002 when investor fixation on the deflation of the tech stock bubble combined with an uncertain economic environment and divisive political climate, the focus of Federal Reserve policy was to encourage a return to optimism. The Fed's intervention combined with tax legislation favorable to equity dividends helped to restore investor confidence. In the third quarter ended September 30th, inventory restocking, military spending and continued strong domestic consumption produced GDP growth of 8.2%. Record new home sales, strong orders for durable goods, rising consumer confidence and even modest improvement in jobless data indicate that a new economic cycle is beginning. However, uncertainty over the pace and sustainability of this cyclical up-turn remain a concern.

   The equity markets have climbed a proverbial "wall of worry" this year. Even though this is not quite a 'normal' cyclical recovery, risk premiums or the excess returns typically required for many asset classes have fallen to low levels, as anticipation of an extended up-cycle in economic activity would lead to greater corporate earnings growth, new jobs and broad expansion of the economy. We believe the stock market is generally true to trend if not always exact in discounting future business potential.

THE ECONOMY TODAY

   With the Federal Funds rate at 1% helping to propel the economy to 8.2% GDP growth in the third quarter and projections of sustainable growth of 4 - 4.5% over the near term, the prospect for equity market returns still look positive. Strong reports on new orders from the Chicago purchasing managers and expanding durable goods orders are supported by rising consumer confidence figures which reflect gradual improvement in personal income data and modest improvement in jobless claims. These positive economic data are leading to rising mid-teen percent corporate earnings estimates and to growing provisional capital expenditures budgets. Since much of what we consume is produced in Asia, it is worth noting that industrial production is soaring in the region and GDP growth is strong. Even Japan appears to be in recovery after a decade of decline. Nonetheless, much of this activity is dependent upon the U.S. as an engine of growth for the global economy, along with secondary support from an internally focused Chinese expansion and modernization.

OUTLOOK FOR 2004

   As we enter 2004, uncertainty over progress in Iraq and the probability of a close and rancorous election will not be positive for the stock market. From both an economic and corporate earnings perspective, the most important issue next year will be the level of domestic consumption combined with the prospective acceleration of corporate capital expenditures. Holiday sales will be fundamental in establishing a trend line of activity. Many industry experts are projecting Christmas sales to rise by 4% this year. This compares with 2.1% last year and would be a return to historically normal levels.

   The most important long-term issue for the economy is the level of the U.S. dollar. After a decline of 17.06% versus the Euro and 11.41% versus the Yen during the course of the year ended in October, the month of November has seen further weakness, and some observers are calling for an additional 20% decline through the next year. Alpine believes that a shift of this magnitude is partly a reaction to the overvaluation of the dollar during the past decade. It is also in response to concerns regarding our nation's current account deficit, which is running approximately 5% of GDP. This makes America more dependent upon the rest of the world for capital than at any time in the past 50 years. The weaker our currency gets the less competitive foreign imports are, which should bode well for the corporate profits of domestic companies. However, too weak a dollar could put pressure on the Treasury and the Federal Reserve either to raise interest rates or otherwise tinker with the yield curve. Since this is an election year, the stimulative benefit of a weak dollar will likely be favored, instead of minimizing the long-term cost to our economy.

   Having raised a cautionary flag, we wish to remind investors that the Federal Reserve has been highly accommodative in promoting growth and while they no longer talk cautiously of deflation, they still see disinflationary tendencies. Perhaps the continuation of recent positive economic data could become trends which may persuade the Federal Reserve that interest rates will have to be raised sometime during the second calendar quarter of 2004. Prices from the Fed Funds futures market show some investors believe that the Fed Funds rate will rise from 1% to 2.25% by the end of next year. If that is the case, we expect the ten-year treasury bond to rise from its recent trading range between 4% to 4.5% towards 5.5%. This in turn suggests moderate growth and a relatively benign interest rate environment may carry well into 2004, barring a dramatic slide in the dollar.

   In summary, our portfolio strategy should remain consistent with our pattern over the past year. While we are increasingly positive over the prospects for recovery, the risks to such a scenario which we outlined above will be carefully monitored. We will be looking for signs of durability and any emerging trends regarding business spending and consumer demand in the economy. Following the strong performance of equities in 2003, and historically modest yield of fixed income securities, we believe that investors will increase their focus on equity yielding investments in 2004. We believe both the equity and income portfolios of Alpine are well positioned for next year.

   As always we appreciate your interest and support. We look forward to reporting on our progress in our next report to shareholders. Thank you.

                                         Sincerely,

                                         /s/  Samuel A. Lieber

                                         Samuel A. Lieber
                                         President, Alpine Mutual Funds

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Mutual fund investing involves risk. Principal loss is possible.

This letter and those that follow represent the opinions of Alpine Funds management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Please refer to the following letters/report for more information regarding holdings and index descriptions. Fund holdings and sector weightings are subject to change and should not be considered a recommendation to buy or sell any security.

Must be preceded or accompanied by a prospectus. Please read it carefully before you invest or send money.

Quasar Distributors, LLC, Distributor, 12/03

                          ALPINE DYNAMIC BALANCE FUND

Value of a $10,000 Investment

                Alpine Dynamic       Moody's Equity Mutual
     Date        Balance Fund         Fund Balanced Index       S&P 500 Index
     ----        ------------         -------------------       -------------
    6/7/2001       $10,000                 $10,000                 $10,000
   6/30/2001        $9,960                  $9,726                  $9,593
   7/31/2001       $10,100                  $9,703                  $9,499
   8/31/2001       $10,180                  $9,398                  $8,904
   9/30/2001        $9,993                  $8,916                  $8,185
  10/31/2001       $10,164                  $9,090                  $8,341
  11/30/2001       $10,325                  $9,406                  $8,981
  12/31/2001       $10,481                  $9,439                  $9,060
   1/31/2002       $10,461                  $9,360                  $8,928
   2/28/2002       $10,613                  $9,277                  $8,755
   3/31/2002       $10,738                  $9,438                  $9,085
   4/30/2002       $10,707                  $9,252                  $8,534
   5/31/2002       $10,615                  $9,242                  $8,471
   6/30/2002       $10,309                  $8,902                  $7,868
   7/31/2002        $9,991                  $8,537                  $7,254
   8/31/2002       $10,145                  $8,620                  $7,302
   9/30/2002        $9,378                  $8,162                  $6,508
  10/31/2002        $9,471                  $8,465                  $7,081
  11/30/2002        $9,822                  $8,724                  $7,497
  12/31/2002        $9,614                  $8,509                  $7,057
   1/31/2003        $9,468                  $8,393                  $6,872
   2/28/2003        $9,353                  $8,364                  $6,769
   3/31/2003        $9,434                  $8,388                  $6,835
   4/30/2003       $10,228                  $8,778                  $7,397
   5/31/2003       $10,939                  $9,127                  $7,787
   6/30/2003       $10,892                  $9,182                  $7,886
   7/31/2003       $10,797                  $9,168                  $8,025
   8/31/2003       $10,923                  $9,304                  $8,181
   9/30/2003       $11,179                  $9,350                  $8,095
  10/31/2003       $11,696                  $9,613                  $8,552

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund's benchmark. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of the Dynamic Balance Fund will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Investment performance reflects voluntary fee waivers in effect. Without the waiver of fees, total return would have been lower.

The Moody's Equity Mutual Fund Balanced Index tracks a group of similar funds that typically correspond to standard classifications based on investment objectives and fundamental policies. The index includes balanced funds, asset allocation funds, and to a lesser extent, multiasset global funds. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Moody's Equity Mutual Fund Balanced Index and S&P 500 Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment adviser fees. The performance for the Dynamic Balance Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

                    COMPARATIVE TOTAL RETURNS AS OF 10/31/03

                                                               SINCE INCEPTION
                                                    1 YEAR         (6/7/01)
                                                    ------     ---------------
Alpine Dynamic Balance Fund                         23.50%           6.75%
Moody's Equity Mutual Fund Balanced Index           13.57%          -1.63%
S&P 500 Index                                       20.80%          -6.31%

PORTFOLIO DISTRIBUTION*<F1>

US Treasury Obligation               14%
Government Agency Bonds               4%
Cash\Cash Equivalents                 3%
Financial-Banks                      16%
Real Estate                          14%
Financial Services                   12%
Construction-Residential             10%
Pharmaceutical                        6%
Utilities                             6%
Consumer Products & Services          5%
Energy                                4%
Information Technology                2%
Publishing                            2%
Conglomerate                          1%
Retail                                1%

TOP 10 HOLDINGS*<F1>

 1.  U.S. Treasury Bond, 6.000%, 2/15/2026                           10.22%
 2.  Federal National Mortgage Association,
       6.250%, 5/15/2029                                              4.00%
 3.  Chelsea Property Group, Inc.                                     3.48%
 4.  FleetBoston Financial Corporation                                3.01%
 5.  Fannie Mae                                                       2.93%
 6.  Pulte Homes, Inc.                                                2.41%
 7.  U.S. Treasury Bond, 7.250%, 5/15/2016                            2.31%
 8.  Standard Pacific Corp.                                           2.23%
 9.  ChevronTexaco Corporation                                        2.07%
10.  Johnson & Johnson                                                2.06%

*<F1> Portfolio holdings, geographical distributions and/or sector distributions are as of 10/31/03 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings does not include short-term investments.

                          ALPINE DYNAMIC BALANCE FUND

   We are pleased to report that the investment performance of the Alpine Dynamic Balance Fund for its fiscal year ended October 31, 2003 provided a total return of 23.50%. The Fund's return compared favorably with a 13.57% increase in the Moody's Balanced Fund Index and a 20.80% return for the Standard & Poor's 500 Index in the period. This continues the Fund's trend of outperformance since inception on June 7th, 2001 with an annualized total return of 6.75% (16.96% cumulative) compared with a price decline of -1.63% (-3.84% cumulative) for the Moody's Balanced Fund Index and loss of -6.31% (-14.42% cumulative) for the Standard & Poor's 500 Index.

   The Federal Reserve's commitment to minimal interest rates is the most important factor in the 2003 revival of investor interest in common stocks.
More than merely lowering rates, the Federal Reserve made clear that its cautious view of the economy would sustain historically low interest rates for a considerable period of time. Thus, after the nadir of pessimism in 2002 when investor's fixation on the deflation of the tech stock bubble combined with an uncertain economic environment and divisive political climate, the focus of Federal Reserve policy was to encourage a return to optimism.

   The Fed's policy stance, combined with tax legislation favorable to equity dividends, supported renewal of investor confidence. Illustrating the change, on June 17 the number of stocks reaching 52 week highs in the stock market rose to 710, versus 9 new lows. In contrast, at the market bottom on October 10, 2002, the number of new highs was 29 as compared with 923 new lows. All this happened before the economy showed strong signs of a general upturn. It was only in the third quarter, ended September 30, that the GDP growth rate jumped to an 8.2% record, as new home sales, strong orders for durable goods, rising consumer confidence and even modest improvement in jobless data indicate that a new economic cycle is beginning. However, uncertainty over its pace and sustainability remain.

   In this evolving environment, we chose to continue to hold a larger concentration in equities than in bonds for the Alpine Dynamic Balance Fund portfolio. While we held our allocation in longer-term bonds steady, since we did not see prospects of near term interest rate increases, we did make some adjustments; such as selling some long-term Treasuries at what we thought were near peak prices and then buying them back after modest declines.

   With the view that low interest rates were still the driving force in the economy, our asset allocation for the Fund has remained highly interest sensitive. The top groups were; Banks and Thrifts (15.9%), Real Estate Investment Trusts (13.6%), Financial Institutions (12.4%), Homebuilders (9.7%). At the start of the fiscal year, we viewed a number of the Fund's holdings in these areas as dramatically undervalued, given the depths of the then prevailing pessimism. There had been widespread liquidation of stocks of leading banks, utilities and energy companies, particularly as a result of the California energy crisis, and then, the Enron crisis. Many had concluded that such institutions were financially insecure and fundamentally threatened. But, investors began to look beyond short term challenges, confidence was soon rebuilt and portfolio gains ensued. The Fund then enjoyed outstanding gains during the fiscal year, including; 85.61% for Allegheny Energy Inc., 73.01% for JPMorgan Chase, 72.68% for FleetBoston Corp., 59.02% for TXU and 55.99% for Merrill Lynch.

   These were dramatic turnarounds, yet not the top performers in the portfolio. This position was held by the homebuilding companies where the big increases included 114.38% for Centex Corp., 97.08% for Standard Pacific Corp. and 88.39% for Pulte Corp. The role of homebuilding in sustaining and even reaccelerating the economy was dramatic. Yet, investors had been pricing this industry, on a price earnings ratio basis, at multiples 60%-70% below those of the market as a whole. While the lowest interest rates in 40 years added to demand for homes, that incremental demand was in addition to both unmet demographic needs for new housing and the investment benefits of homeownership. The prime support for the economy from low interest rates was not housing demand, but from unrealized appreciation in housing, as an unprecedented level of refinancing at lower interest costs generated new equity and/or lower monthly costs. This was unquestionably a major economic stimulus, enhancing both homeowner's disposable cash and purchasing power.

   Real estate investment trusts were also beneficiaries of the lowered interest rates, achieving a consequent upward revaluation. Portfolio gains included 51.15% in Chelsea Property Group, 39.78% in Prime Group Realty Trust, 37.55% in Vornado Realty Trust, and 35.05% Developers Diversified Realty Trust.

   These benefits of lowered rates and a reviving economy for financial institutions were apparent at many levels. Most dramatic was the October, 2003, announcement by Bank of America of its proposed acquisition of FleetBoston Corp., providing the aforementioned 72.68% gain for the Fund's portfolio. Smaller, lesser known banks also provided sizeable returns, such as the Bancorp of Rhode Island with a 44.02% gain and Synovus Financial with a 34.70% gain. Sizeable profits were taken in other financial institutions, including Golden West, a major thrift and Student Loan Corp.

THE OUTLOOK AND POSITIONING FOR 2004

   Investment strategies are impacted by the much changed environment over the last twelve months. The stability of the bond market is challenged by fears that economic growth rates may accelerate to the point which reignites fears of inflation and, therefore, pushes interest rates up. However, members of the Federal Reserve board have recently made great effort to point out that these are not their expectations. They continue to see this as a non-inflationary environment. The other major fear about bond market values is that the nation's continuing slide into ever larger balance of payments deficits will lead foreign creditor nations to demand higher returns on the United States Government obligations which are their primary investment in the U.S. currency. While this apprehension may be premature, trends of liquidations of U.S. holdings by foreigners will need careful scrutiny in the months ahead. For the present, we are holding to a 25% allocation in fixed income, the low end of our range, with an emphasis on both very short and longer-term bonds.

   The stock market is no longer undervalued, on an historical basis. For many stock issues, companies large and small, justification for present pricing will only be found through continued overall economic acceleration. For the next year or two, further growth is likely, largely because of the sizeable stimulus to the economy from government spending. The better trend of employment and the evidence of a beginning revival of capital spending growth, reflect the enormous impact of the military machine and the U.S. commitments in Iraq and other countries. The huge imbalance in both current account and fiscal deficit is a matter of concern, though their impact on weakening the dollar should also be an export stimulant this year. If left unaddressed, however, this could hurt the economy.

   Finally, we would again note the potential impact of the lowered income tax rate on dividends. In the first few months of the new rates, they have already begun to reverse the long-term trend toward reduced corporate dividend payouts; 25% of the equities of this Fund have had dividend increases since the new law was enacted in May.

   This Fund's holding of equity investments and our choice of new ones will continue to center upon undervalued potential growth. Our research will seek such opportunities whether they be the massive misapprehensions of the risk in the low price-earnings ratios of homebuilders at the beginning of the year, or of unforeseen capability to execute corporate turnarounds such as by JPMorgan Chase, and fearful undervaluation of business trends among strong growth companies.

   We believe this strategy, together with a dynamic fixed income allocation, provides the potential to sustain the Fund's record of outperformance.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their cost. Investment performance reflects voluntary fee waivers in effect. In the absence of such waivers, total return would be reduced.

INVESTING IN THIS FUND INVOLVES SPECIAL RISKS, INCLUDING BUT NOT LIMITED TO, OPTIONS AND FUTURES TRANSACTIONS. PLEASE REFER TO THE PROSPECTUS FOR FURTHER DETAILS.

The Moody's Equity Mutual Fund Balanced Index tracks a group of similar funds that typically correspond to standard classifications based on investment objectives and fundamental policies. The index includes balanced funds, asset allocation funds, and to a lesser extent, multiasset global funds. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund. Investors cannot directly invest in an index.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

                          ALPINE DYNAMIC DIVIDEND FUND

                    COMPARATIVE TOTAL RETURNS AS OF 10/31/03

                                                               SINCE INCEPTION
                                                                  (9/22/03)
                                                               ---------------
Alpine Dynamic Dividend Fund                                        6.90%
Moody's Equity Mutual Fund Growth Income Index                      2.58%
S&P 500 Index                                                       2.92%

The Moody's Equity Mutual Fund Growth Income Index tracks a group of similar funds that typically correspond to standard classifications based on investment objectives and fundamental policies. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Moody's Equity Mutual Fund Growth Income Index and S&P 500 Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment adviser fees. The performance for the Dynamic Dividend Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

PORTFOLIO DISTRIBUTION*<F2>

Utilities                            20%
Financial-Banks                      14%
Food                                 10%
Financial Services                    7%
Energy                                6%
Manufacturing                         6%
Transportation                        6%
Cash\Cash Equivalents                 5%
Chemicals                             5%
Telecommunications                    5%
Retail                                3%
Software                              3%
Automobiles                           2%
Construction-Materials                2%
Consumer Products & Services          2%
Printing                              2%
Real Estate                           2%

TOP 10 HOLDINGS*<F2>

 1.  Lance, Inc.                                                      3.90%
 2.  American Software, Inc. - Class A                                3.29%
 3.  Unitrin, Inc.                                                    3.28%
 4.  Bassett Furniture Industries, Incorporated                       3.14%
 5.  Sanderson Farms, Inc.                                            3.12%
 6.  Hawaiian Electric Industries, Inc.                               2.91%
 7.  Lyondell Chemical Company                                        2.85%
 8.  PNC Financial Services Group                                     2.81%
 9.  ChevronTexaco Corporation                                        2.80%
10.  SBC Communications Inc.                                          2.66%

*<F2> Portfolio holdings, geographical distributions and/or sector distributions are as of 10/31/03 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings does not include short-term investments.

                          ALPINE DYNAMIC DIVIDEND FUND

   We are pleased to report that the Alpine Dynamic Dividend Fund is off to a strong start since its inception on September 22, 2003. Although NASD rules do not permit us to discuss our overall fund results in detail until the portfolio has at least three months of performance, we can say that we very pleased to date. The Fund ended the period with total net assets of $13.5 million, an increase of 26% since inception, with the average portfolio holdings' dividend yield of approximately 4.9% on an annualized basis at current prices and indicated rates.

   Since this is the first reporting period, we wanted to take this opportunity to reaffirm our investment goals. We have designed the Alpine Dynamic Dividend Fund specifically to try to maximize the amount of equity income that is qualified for the new 15% tax rate, while also employing a research driven approach to identifying companies with the potential for dividend increases and capital appreciation. While our focus is on total return, we believe we can provide our investors with an attractive proportion of tax advantaged dividend income, significantly above the level of typical equity income funds.

   This introduction to our evolving portfolio highlights our selective and dynamic approach to maximizing both income and capital appreciation potential. Within our portfolio, we are actually running three different investment strategies with a multi-cap focus that allows the most opportunities for our shareholders.

   First, we have invested part of the portfolio in consistent, high yielding stocks that may have less growth potential but are returning cash to shareholders in the form of large dividend payout ratios. We intend to enhance this return through effective portfolio reinvestment aimed at selectively taking advantage of the 61-day holding period now required to obtain the 15% dividend tax rate. Next, we have identified core growth and income stocks that have attractive current dividend yields plus a catalyst for potential capital appreciation and dividend increases. Lastly, we look for mis-valued or turnaround situations where there may be high current dividend yields due to depressed earnings that we believe are poised to recover, or where we see a potential for a special dividend payment in a depressed stock that is attractively valued.

   With these strategies, some of our principal holdings are not the traditional higher yield, large capitalization segments of the dividend-paying universe. Instead, we have identified specialized businesses where each has an important catalyst that we believe will produce attractive earnings growth and higher dividends. These include some of our top 10 holdings that are small cap stocks (less than $3 billion) and have posted attractive appreciation since our Fund's inception, such as American Software (up 28.37%), Lance Foods (up 26.34%), Bassett Furniture (up 11.74%), Lyondell Chemical (up 10.68%), and Hawaiian Electric (up 3.44%).

   Our value orientation also led to the purchase of Fleet Boston Bancorp, which provided a 33% increase in value following Bank of America's bid to acquire the company and triggered price advances for a number of our regional bank holdings, including Key Corp., PNC Bank Corp, and National City Corp. The selection of these and other stocks in the portfolio are based on our independent appraisal of each company's potential for profits, dividend growth and market revaluation across a broad spectrum of stock market capitalizations. Further, capturing dividend increases is an important component of our research strategy. In the short time from our inception through October 31st, five stocks in our portfolio either increased their dividend rate (by an average of 38%) or provided a special dividend payment.

   As we look out to 2004, we believe that our portfolio of dividend paying stocks with strong earnings potential and cash flow generation will continue to garner more attention from the investing community, as valuations on many of the lesser quality companies that have had strong runs in 2003 now look stretched. In addition, we believe a large portion of dividend paying stocks will be poised to benefit from the weaker dollar, continuing improvements in global economic demand, improved balance sheets and operational leverage following years of restructuring, and management incentive to use excess cash to reward shareholders with improved dividend payouts under the new 15% dividend tax rate.

   Thank you for your participation in what we believe is an excellent start for this exciting new investment vehicle and we look forward to reporting on our progress in 2004.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Mutual fund investing involves risk. Principal loss is possible. Neither the Fund nor any of its representatives may give tax advice. Investors should consult their tax advisor for information concerning their particular situation.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

                       ALPINE MUNICIPAL MONEY MARKET FUND

                           EQUIVALENT TAXABLE YIELDS
                                 AS OF 10/31/03

                                                             YOUR TAX-EXEMPT
                                                           EFFECTIVE YIELD OF
                                            MARGINAL       1.09% IS EQUIVALENT
    JOINT RETURN        SINGLE RETURN       TAX RATE     TO A TAXABLE YIELD OF:
    ------------        -------------       --------     ----------------------
 $56,801-114,650       $28,401-68,800         25.0%               1.45%
 $114,651-174,700      $68,801-143,500        28.0%               1.51%
 $174,701-311,950      $143,501-311,950       33.0%               1.63%
 Over $311,950         Over $311,950          35.0%               1.68%

The chart reflects 2003 marginal federal tax rates before limitations and phaseouts. Individuals with adjusted gross income in excess of $139,500 should consult a tax professional to determine their actual 2003 marginal tax rate.

                        ALPINE TAX OPTIMIZED INCOME FUND

Value of a $10,000 Investment

                        Alpine Tax Optimized        Lipper Short Municipal
         Date               Income Fund                Debt Funds Index
         ----               -----------                ----------------
       12/6/2002              $10,000                       $10,000
      12/31/2002              $10,061                       $10,057
       1/31/2003              $10,091                       $10,079
       2/28/2003              $10,176                       $10,130
       3/31/2003              $10,168                       $10,124
       4/30/2003              $10,252                       $10,146
       5/31/2003              $10,357                       $10,204
       6/30/2003              $10,398                       $10,213
       7/31/2003              $10,317                       $10,171
       8/31/2003              $10,328                       $10,195
       9/30/2003              $10,441                       $10,261
      10/31/2003              $10,412                       $10,256

This chart represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of the Tax Optimized Income Fund will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. The returns set forth reflect the waiver of certain fees. Without the waiver of fees, total return would have been lower.

Lipper Short Municipal Debt Funds Index is an unmanaged index that tracks funds that invest in municipal debt issues with dollar-weighted average maturities of less than three years and does not reflect the deduction of fees associated with a mutual fund, such as investment adviser fees.. The performance for the Tax Optimized Income Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

                    COMPARATIVE TOTAL RETURNS AS OF 10/31/03

                                                             SINCE INCEPTION
                                                                (12/6/02)
                                                             ---------------
  Alpine Tax Optimized Income Fund                                4.12%
  Lipper Short Municipal Debt Funds Index                         2.56%

     ALPINE MUNICIPAL MONEY MARKET FUND / ALPINE TAX OPTIMIZED INCOME FUND

   We are pleased to provide you with the inaugural Alpine Income Trust annual report for the period ending October 31, 2003. The Income Trust includes both the Alpine Tax Optimized Income Fund and the Alpine Municipal Money Market Fund.

   The total return since inception on 12/06/02 for the Alpine Tax Optimized Income Fund was 4.12%. For the Alpine Municipal Money Market Fund, the total return since inception on 12/05/02 was 1.00%. The Lipper Analytical Service's peer average since each fund's inception date was 2.38% and .42% for the Short Municipal Debt and Tax Exempt Money Market peer groups.

   The market was weak at the beginning of our reporting period as uncertainty regarding the impending conflict with Iraq weighed on business and consumer confidence. Businesses were reluctant to invest in capital and labor and sought to keep a tight rein on inventories. Concern over subpar economic growth and prospects of further deflation prompted the Federal Reserve to cut the federal funds rate 25 basis points from 1.25% to 1.00%. This was the thirteenth rate cut since January 2001 and drove already low interest rates to 45-year lows by mid-June.

   In the second half of our reporting period, rates rebounded sharply as easy financial conditions began to help the economy. Business caution slowly gave way to greater confidence and renewed spending. With the help of new tax cuts, consumer spending improved as well, most notably in the housing sector. Likewise, improving profits and a steadily advancing stock market underpinned business confidence and the outlook for investment. By the end of our reporting period, with interest rates at or near 12-month highs, investors were wrestling with the possibility that the three-year bull market in bonds was over.

   Fueled by the lowest interest rates since the 1950s and budget pressures in many states, municipal issuance remained heavy in the last six months, which kept tax-free bonds attractive relative to taxable alternatives. Most states, which are constitutionally required to balance their budgets, have managed to address their shortfalls and should benefit from the recent economic recovery. The main exception is California, whose bonds have been hampered by the state's $38 billion budget deficit and credit downgrades.

   One notable trend in the municipal market is that many local governments, whose obligations are predominantly supported by property taxes, have been upgraded by the major rating agencies as strong growth in residential values increased tax bases. Another is that lower-quality municipal bonds decisively outperformed their higher-quality counterparts in the last six months, as yield-hungry investors embraced riskier assets amid signs of stronger economic growth.

ALPINE MUNICIPAL MONEY MARKET FUND

   Taxable money market rates bottomed in June as market sentiment, increasingly dominated by deflation concerns, pushed interest rates to all-time lows. When the Fed cut its overnight interest rate by only 25 basis points instead of 50 basis points, the deflation bubble began to lose air. Interest rates began to rise, returning to levels they were in March.

   Municipal money market rates moved in similar fashion, sliding progressively lower in June and July and then retracing their path from August on. Overnight and seven-day securities were very volatile with yields averaging between 0.80% and 1.20%. Rates in the six-to-twelve month area of the curve moved in a similar range, reaching a low of 0.80% in June before returning to 1.25 by the end of October.

   At the same time, the supply of newly issued municipal money market securities rose sharply as the weak economy took its toll on tax revenues. Since tax receipts fell short of many state's budgeted projections, they issued more short-term securities to finance their operating budget deficits. During the reporting period, tax-exempt money market instruments provided between 85% and 100% of the yield of comparable U.S. Treasury bills, resulting in very attractive after-tax returns compared to historical norms for many investors.

   In managing the Fund, we employ two primary strategies. First, we attempt to add value by constructing a diverse portfolio of high quality, federally tax-exempt money market securities. Second, we actively manage the Fund's maturity in anticipation of what we believe are interest rate trends, supply and demand changes in the short-term municipal marketplace and anticipated liquidity needs.

   During the past six months, we continued to maintain a large amount of the Fund's assets in variable rate demand notes. Our aggressive efforts in this area resulted in the Fund holding upwards of 80% in this type of security. During most of the past year, even with yields falling, fixed-rate municipal notes did not appear attractive relative to variable rate securities. Among the reasons for this situation was the large demand among money market funds looking to reinvest proceeds from maturing notes from the previous year and the fact that their yields were at historical lows.

   Amid more convincing signs of an economic recovery, the yield differences between very short-term money market instruments and one-year notes should widen. We will continue to scour the market for the best relative value available and shift into and out of different categories of securities as opportunities arise.

ALPINE TAX OPTIMIZED INCOME FUND

   The Alpine Tax Optimized Income Fund, which seeks to provide high after-tax current income consistent with principal preservation, returned 4.12% from the period of inception (12/6/02) on through October 31, 2003. At the close of this period, the Fund had 66% of its holdings in municipal securities and 34% of its holdings in taxable securities.

   The environment for short to intermediate fixed income securities was fairly volatile through much of the past six months. As a result, we continued to maintain our focus on the two areas of the fixed income market that we felt offered the best value for after-tax returns.

   The first area was the municipal bond market, as this sector continued to trade at very high ratios relative to most taxable securities and therefore presented us with many buying opportunities. We had positioned this sector with an overweighting in variable rate demand notes and one year bonds to maintain a slightly shorter duration then our peer group in anticipation of a rising interest rate environment.

   In the taxable sector, we concentrated mainly on corporate bonds. This area continues to provide the Fund with attractive after-tax yield not available in other sectors of the fixed income market. Our initial reasoning for focusing on the area of the market was that corporate bond spreads had widened to levels that made them significant cheaper to other securities. As the economy started to show signs of improvement, these spreads decreased, thus increasing the value of our holdings. This was especially true in the automotive sector of which we maintain holdings of the three major companies. Another opportunity that we were able to capitalize on was the new issue market. As interest rates moved significantly lower in late June and July, we rode the wave by buying and then selling several new offerings that came to market.

   The best of corporate fundamentals are on the horizon, but the best of the credit market performance is in the past. Therefore, we do not anticipate increasing our holdings in these securities in the near future.

   Thank you for your confidence and support as we finish our first fiscal year of operation. We look forward to continuing to meet your expanding investment needs in years to come.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their cost. Investment performance reflects voluntary fee waivers in effect. In the absence of such waivers, total return would be reduced.

Short term performance, in particular, is not a good indication of a fund's future performance, and an investment should not be made based solely on returns.

AN INVESTMENT IN THESE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE ALPINE MUNICIPAL MONEY MARKET FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE. IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS. INVESTING IN THESE FUNDS INVOLVES SPECIAL RISKS, INCLUDING BUT NOT LIMITED TO, INVESTING IN MUNICIPAL OBLIGATIONS AND DERIVATIVE SECURITIES, MORTGAGE-RELATED AND ASSET-BACKED INVESTMENTS. PLEASE REFER TO THE PROSPECTUS FOR FURTHER DETAILS.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of Funds with similar invest objectives.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

The federal government guarantees interest payments from government securities, such as U.S. Treasury bills, while dividend payments carry no such guarantee. Government securities, if held to maturity, guarantee the timely payment of principal and interest.

ALPINE MUTUAL FUNDS
DYNAMIC BALANCE FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 2003

  SHARES/                 SECURITY
 PAR VALUE              DESCRIPTION                                   VALUE
 ---------              -----------                                   -----
COMMON STOCKS -- 78.3%

Conglomerate -- 1.1%
     20,000    General Electric Company                            $   580,200
                                                                   -----------

Construction -- Homebuilder -- 9.7%
      1,000    Cavco Industries, Inc (a)<F3>                            24,150
     10,000    Centex Corporation                                      975,000
     10,000    D.R. Horton, Inc.                                       398,000
      5,000    M.D.C. Holdings, Inc.                                   336,600
     15,000    Pulte Homes, Inc.                                     1,297,650
     10,000    The Ryland Group, Inc.                                  889,000
      3,000    Skyline Corporation                                     103,350
     25,000    Standard Pacific Corp.                                1,196,250
                                                                   -----------
                                                                     5,220,000
                                                                   -----------

Consumer Products & Services -- 4.7%
     10,000    Avery Dennison Corporation                              525,800
     15,000    Colgate-Palmolive Company                               797,850
     15,000    Kimberly-Clark Corporation                              792,150
     28,000    RPM International, Inc.                                 404,600
                                                                   -----------
                                                                     2,520,400
                                                                   -----------

Energy -- 3.4%
     15,000    ChevronTexaco Corporation                             1,114,500
      7,000    CONSOL Energy Inc.                                      151,900
     13,000    Penn Virginia Corporation                               589,550
                                                                   -----------
                                                                     1,855,950
                                                                   -----------

Financial -- Banks -- 16.0%
     13,000    Bancorp Rhode Island, Inc.                              414,700
     15,000    Banknorth Group, Inc.                                   469,800
      3,000    Bank of America Corporation                             227,190
     25,000    The Bank of New York
                 Company, Inc.                                         779,750
      8,579    BSB Bancorp, Inc.                                       265,005
     11,000    Comerica Incorporated                                   566,280
     12,000    Doral Financial Corp. (b)<F4>                           606,000
     40,000    FleetBoston Financial Corporation                     1,615,600
     26,000    J.P. Morgan Chase & Co.                                 933,400
     17,000    North Fork Bancorporation, Inc.                         662,660
     11,000    PNC Financial Services Group                            589,270
      2,608    Rurban Financial Corp. (a)<F3>                           38,077
     19,000    State Street Corporation                                994,840
     10,000    Synovus Financial Corp.                                 276,000
      4,000    Taylor Capital Group, Inc.                              101,680
                                                                   -----------
                                                                     8,540,252
                                                                   -----------

Financial Services -- 12.4%
     14,000    Ambac Financial Group, Inc.                             990,360
     13,000    American International Group, Inc.                      790,790
      9,500    The Chubb Corporation                                   634,695
     22,000    Fannie Mae                                            1,577,180
     40,000    GATX Corporation                                        899,600
     14,000    Marsh & McLennan
                 Companies, Inc.                                       598,500
     36,000    MBNA Corporation                                        891,000
      7,500    Municipal Mortgage & Equity, L.L.C.                     178,200
      3,000    Unitrin, Inc.                                           111,000
                                                                   -----------
                                                                     6,671,325
                                                                   -----------

Information Technology -- 2.0%
     12,000    International Business
                 Machines Corporation                                1,073,760
                                                                   -----------

Pharmaceutical -- 5.7%
     20,000    Bristol-Myers Squibb Company                            507,400
      4,000    Eli Lilly and Company                                   266,480
     22,000    Johnson & Johnson                                     1,107,260
      1,809    Medco Health Solutions, Inc. (a)<F3>                     60,059
     15,000    Merck & Co. Inc.                                        663,750
     15,000    Pfizer Inc.                                             474,000
                                                                   -----------
                                                                     3,078,949
                                                                   -----------

Printing -- 1.0%
     20,000    R.R. Donnelley & Sons Company                           520,000
                                                                   -----------

Publishing -- 1.3%
     11,000    The McGraw-Hill Companies, Inc.                         736,450
                                                                   -----------

Real Estate Investment Trusts -- 13.6%
     10,000    Boston Properties, Inc.                                 442,500
     38,000    Chelsea Property Group, Inc.                          1,869,600
     10,000    Developers Diversified
                 Realty Corporation                                    289,000
     35,000    Impac Mortgage Holdings, Inc.                           526,750
     10,000    Mack-Cali Realty Corporation                            376,900
     15,000    Maguire Properties, Inc.                                327,000
     70,000    MeriStar Hospitality
                 Corporation (a)<F3>                                   478,100
     18,000    Post Properties, Inc.                                   475,200
     56,500    Prime Group Realty Trust (a)<F3>                        351,430
     10,000    Simon Property Group, Inc.                              450,800
     26,000    Taubman Centers, Inc.                                   524,160
      8,000    Town & Country Trust                                    185,840
     20,000    Vornado Realty Trust                                  1,011,000
                                                                   -----------
                                                                     7,308,280
                                                                   -----------

Retail -- 1.2%
     18,000    Ethan Allen Interiors Inc.                              662,400
                                                                   -----------

Utilities -- 6.2%
     27,000    Allegheny Energy, Inc. (a)<F3>                          285,660
     35,000    Aquila, Inc. (a)<F3>                                    138,250
      5,000    FPL Group, Inc.                                         318,700
     10,000    Hawaiian Electric Industries, Inc.                      457,700
     10,000    KeySpan Corporation                                     349,700
     12,000    NUI Corporation                                         204,840
      5,200    SJW Corp.                                               460,200
     23,800    TECO Energy, Inc.                                       312,494
     15,000    TXU Corp.                                               342,300
     30,550    Xcel Energy, Inc.                                       501,020
                                                                   -----------
                                                                     3,370,864
                                                                   -----------
               Total Common Stocks
                 (Cost $37,280,977)                                 42,138,830
                                                                   -----------

PREFERRED STOCKS -- 0.2%
      4,600    Southside Cap Trust II,
                 8.750%, 12/31/2030                                     92,460
                                                                   -----------
               Total Preferred Stocks
                 (Cost $70,910)                                         92,460
                                                                   -----------

BONDS AND NOTES -- 18.4%

U.S. Government Agencies -- 4.0%
 $2,000,000    Federal National
                 Mortgage Association
                 6.250%, 5/15/2029                                   2,151,646
                                                                   -----------

U.S. Government Obligations -- 14.4%
  1,000,000    U.S. Treasury Bond,
                 7.250%, 5/15/2016                                   1,239,571
  5,000,000    U.S. Treasury Bond,
                 6.000%, 2/15/2026                                   5,494,145
  1,000,000    U.S. Treasury Bond,
                 5.250%, 11/15/2028                                    998,360
                                                                   -----------
                                                                     7,732,076
                                                                   -----------
               Total Bonds and Notes
                 (Cost $9,473,351)                                   9,883,722
                                                                   -----------

SHORT-TERM INVESTMENTS -- 3.9%

U.S. Government Agencies -- 3.9%
  2,087,000    Federal Home Loan Bank Discount
                 Note, 0.800%, 11/03/2003                            2,086,907
                                                                   -----------
               Total Short-Term Investments
                 (Cost $2,086,907)                                   2,086,907
                                                                   -----------
               Total Investments
                 (Cost $48,912,145)                     100.8%      54,201,919
               Liabilities in excess
                 of other assets                        (0.8)%        (445,585)
                                                                   -----------
               Total Net Assets                         100.0%     $53,756,334
                                                                   -----------
                                                                   -----------

(a)<F3>  Non-income producing securities.
(b)<F4>  Foreign security.

                       See notes to financial statements.

ALPINE MUTUAL FUNDS
DYNAMIC DIVIDEND FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 2003

  SHARES/                 SECURITY
 PAR VALUE              DESCRIPTION                                   VALUE
 ---------              -----------                                   -----
COMMON STOCKS -- 97.2%

Automobiles -- 2.5%
      8,000    General Motors Corporation                          $   341,360
                                                                   -----------

Chemicals -- 5.3%
     10,000    Eastman Chemical Company                                324,600
     27,000    Lyondell Chemical Company                               386,100
                                                                   -----------
                                                                       710,700
                                                                   -----------

Construction -- Materials -- 2.3%
     12,100    International Aluminum
                 Corporation                                           306,130
                                                                   -----------

Consumer Products & Services -- 2.5%
     10,000    Newell Rubbermaid Inc.                                  228,000
      3,000    Russ Berrie and Company, Inc.                           107,550
                                                                   -----------
                                                                       335,550
                                                                   -----------

Energy -- 6.0%
      7,800    BP p.l.c. -- ADR                                        330,564
      5,100    ChevronTexaco Corporation                               378,930
      2,000    Kinder Morgan, Inc.                                     107,100
                                                                   -----------
                                                                       816,594
                                                                   -----------

Financial -- Banks -- 14.8%
      1,000    Bank of America Corporation                              75,730
      6,800    Citigroup Inc.                                          322,320
      5,000    FleetBoston Financial Corporation                       201,950
      9,000    J.P. Morgan Chase & Co.                                 323,100
     11,000    KeyCorp                                                 310,750
        882    NASB Financial Inc.                                      34,795
     10,800    National City Corporation                               352,728
      7,100    PNC Financial Services Group                            380,347
                                                                   -----------
                                                                     2,001,720
                                                                   -----------

Financial Services -- 5.0%
     10,000    Municipal Mortgage
                 & Equity, L.L.C.                                      237,600
     12,000    Unitrin, Inc.                                           444,000
                                                                   -----------
                                                                       681,600
                                                                   -----------

Food -- 10.5%
     15,000    ConAgra Foods, Inc.                                     357,600
     10,502    Ingles Markets, Incorporated --
                 Class A                                               106,595
     40,600    Lance, Inc.                                             528,206
     12,000    Sanderson Farms, Inc.                                   421,680
                                                                   -----------
                                                                     1,414,081
                                                                   -----------

Manufacturing -- 6.2%
      5,500    Bandag, Incorporated -- Class A                         177,650
     18,300    Twin Disc, Incorporated                                 346,785
     21,000    Worthington Industries, Inc.                            306,180
                                                                   -----------
                                                                       830,615
                                                                   -----------

Printing -- 2.4%
     12,500    R. R. Donnelley & Sons Company                          325,000
                                                                   -----------

Real Estate Investment Trusts -- 2.1%
     18,800    Impac Mortgage Holdings, Inc.                           282,940
                                                                   -----------

Retail -- 3.1%
     27,000    Bassett Furniture
                 Industries, Incorporated                              424,170
                                                                   -----------

Software -- 3.3%
     69,800    American Software, Inc. -- Class A                      445,324
                                                                   -----------

Telecommunications -- 5.1%
     13,200    Atlantic Tele-Network, Inc.                             332,508
     15,000    SBC Communications Inc.                                 359,700
                                                                   -----------
                                                                       692,208
                                                                   -----------

Transportation -- 5.6%
     11,000    Alexander & Baldwin, Inc.                               342,760
     10,000    Frontline Limited (b)<F6>                               193,400
     15,000    Tsakos Energy Navigation Ltd. (b)<F6>                   225,000
                                                                   -----------
                                                                       761,160
                                                                   -----------

Utilities -- 20.5%
      8,500    Cinergy Corp.                                           308,635
     15,000    Cleco Corporation                                       251,250
      8,000    Consolidated Edison, Inc.                               323,760
      8,000    DTE Energy Company                                      295,040
      8,600    Hawaiian Electric Industries, Inc.                      393,622
      9,200    KeySpan Corporation                                     321,724
      8,600    National Fuel Gas Company                               192,210
      4,300    Progress Energy, Inc.                                   185,330
      3,500    SJW Corp.                                               309,750
      6,600    The Southern Company                                    196,680
                                                                   -----------
                                                                     2,778,001
                                                                   -----------
               Total Common Stocks
                 (Cost $12,373,800)                                 13,147,153
                                                                   -----------

PREFERRED STOCKS -- 2.4%
      5,000    The Bear Stearns Companies Inc.,
                 Series G, 5.490%                                      249,500
      3,000    Lehman Brothers Holdings Inc.,
                 Series F, 6.500%                                       79,605
                                                                   -----------
               Total Preferred Stocks
                 (Cost $322,070)                                       329,105
                                                                   -----------

SHORT-TERM INVESTMENTS -- 5.3%

U.S. Government Agencies -- 5.3%
   $713,000    Federal Home Loan Bank Discount
                 Note, 0.800%, 11/03/2003                              712,968
                                                                   -----------
               Total Short-Term Investments
                 (Cost $712,968)                                       712,968
                                                                   -----------
               Total Investments
                 (Cost $13,408,838)                     104.9%      14,189,226
               Liabilities in excess
                 of other assets                        (4.9%)        (661,866)
                                                                   -----------
               Total Net Assets                         100.0%     $13,527,360
                                                                   -----------
                                                                   -----------

(a)<F5>  Non-income producing securities.
(b)<F6>  Foreign security.
ADR - American Depository Receipt

                       See notes to financial statements.

ALPINE MUTUAL FUNDS
MUNICIPAL MONEY MARKET FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 2003

  SHARES/                 SECURITY
 PAR VALUE              DESCRIPTION                                   VALUE
 ---------              -----------                                   -----
MUNICIPAL BONDS -- 99.6%

Alabama -- 2.9%
               Dothan Houston County Alabama
                 Airport Authority Airport Revenue,
                 Pemco Aviation Group Project
                 (LOC: Southtrust Bank N.A.)
 $1,250,000      1.300%, 11/07/2003 (a)<F7> (b)<F8>                $ 1,250,000
               University of Alabama University
                 Revenue, Huntsville General Fees --
                 Series A (CS: FSA)
    455,000      1.450%, 11/07/2003 (b)<F8>                            454,962
                                                                   -----------
                                                                     1,704,962
                                                                   -----------

Arkansas -- 2.4%
               Clark County Solid Waste Disposal
                 Revenue, Alcoa Inc. Project
  1,000,000      1.550%, 11/07/2003 (a)<F7> (b)<F8>                  1,000,000
               Texarkana Arkansas Industrial
                 Development Revenue,
                 Precision Roll Grinders Inc.
                 Project (CS: Arkansas Department
                 of Economic Development)
    425,000      1.950%, 11/07/2003 (b)<F8>                            425,000
                                                                   -----------
                                                                     1,425,000
                                                                   -----------

California -- 7.8%
               California Statewide Communities
                 Development Authority Multifamily
                 Housing Revenue, Main Plaza
                 Apartments Project (GIC:
                 Transamerica Life Insurance)
  1,600,000      1.600%, 12/01/2003                                  1,600,000
               State of California RAWS -- Series B
  3,000,000      2.000%, 6/16/2004                                   3,010,023
                                                                   -----------
                                                                     4,610,023
                                                                   -----------

Colorado -- 8.5%
               Cherry Creek Colorado South
                 Metropolitan District 1 --
                 Series B (LOC: Compass Bank)
  2,000,000      1.400%, 11/07/2003 (a)<F7> (b)<F8>                  2,000,000
               Vail Colorado Multifamily Housing
                 Revenue, Middle Creek Village
                 Apartments Project (LOC:
                 California Bank & Trust)
  3,000,000      1.350%, 11/07/2003 (a)<F7> (b)<F8>                  3,000,000
                                                                   -----------
                                                                     5,000,000
                                                                   -----------

Florida -- 1.8%
               Hillsborough County Florida
                 Industrial Development Authority
                 Industrial Development Revenue,
                 Ringhaver Equipment Co. Project
                 (LOC: Suntrust Bank)
    500,000      1.350%, 11/07/2003 (a)<F7> (b)<F8>                    500,000
               Northern Palm Beach County
                 Improvement District Florida,
                 Water Control & Improvement
                 (CS: Radian)
    565,000      1.500%, 11/01/2004                                    565,000
                                                                   -----------
                                                                     1,065,000
                                                                   -----------

Georgia -- 9.4%
               De Kalb County Development
                 Authority, Noland Company Project
                 (LOC: Wachovia Bank N.A.)
  1,500,000      1.300%, 11/07/2003 (a)<F7> (b)<F8>                  1,500,000
               Rockdale County Georgia
                 Development Authority Revenue,
                 Great Southern Wood Project
  1,755,000      1.220%, 11/07/2003 (a)<F7> (b)<F8>                  1,755,000
               Walton County Georgia Industrial
                 Building Authority Industrial
                 Development Revenue, Leggett &
                 Platt Inc. Project
  2,300,000      1.300%, 11/07/2003 (a)<F7> (b)<F8>                  2,300,000
                                                                   -----------
                                                                     5,555,000
                                                                   -----------

Hawaii -- 0.7%
               Hawaii State Housing Finance &
                 Development Corp., Hawaii Rental
                 Housing Systems -- Series B
                 (LOC: Industrial Bank of Japan)
    400,000      3.760%, 11/07/2003 (a)<F7> (b)<F8>                    400,000
                                                                   -----------

Illinois -- 7.7%
               Harvard Illinois Healthcare Facility
                 Revenue, Harvard Memorial
                 Hospital Inc. Project
                 (LOC: M&I Bank)
  1,430,000      1.350%, 11/07/2003 (a)<F7> (b)<F8>                  1,430,000
               Illinois Development Finance
                 Authority Industrial Development
                 Revenue, Forty Foot High Realty LLC
                 (LOC: Charter One Bank)
  3,100,000      1.390%, 11/07/2003 (a)<F7> (b)<F8>                  3,100,000
                                                                   -----------
                                                                     4,530,000
                                                                   -----------

Indiana -- 0.3%
               Indianapolis Indiana Industrial
                 Development Revenue, Hoosier
                 Gasket Corp. Project (LOC: Bank
                 One Indianapolis)
    195,000      1.950%, 11/07/2003 (a)<F7> (b)<F8>                    195,000
                                                                   -----------

Kentucky -- 1.3%
               Erlanger Kentucky Industrial
                 Development Revenue, Stronghold
                 Kentucky Enterprises
                 (LOC: PNC Bank)
    750,000      2.300%, 11/01/2003 (a)<F7> (b)<F8>                    750,000
                                                                   -----------

Louisiana -- 10.0%
               Ascension Parish Solid Waste
                 Disposal, Allied Signal Inc. Project
  2,000,000      1.400%, 11/07/2003 (a)<F7> (b)<F8>                  2,000,000
               Louisiana Tobacco Settlement
                 Financing Corp. Rev. PA-1079
                 (SPA: Merrill Lynch Capital Services)
  3,690,000      1.310%, 11/07/2003 (a)<F7> (b)<F8>                  3,690,000
               Monroe Louisiana Sales Tax
                 Increment Revenue, Garrett
                 Road Development Area Project
                 (CS: Radian)
    250,000      2.140%, 3/01/2004                                     250,483
                                                                   -----------
                                                                     5,940,483
                                                                   -----------

Michigan -- 1.0%
               Michigan State Job Development
                 Authority Revenue, Fisher Big
                 Wheel Inc. Project
    600,000      1.650%, 11/07/2003 (a)<F7> (b)<F8>                    600,000
                                                                   -----------

Minnesota -- 0.3%
               Elk River Minnesota Multifamily
                 Housing Revenue, Elk River Estates
                 Project (LOC: Associated Bank)
    200,000      1.400%, 11/07/2003 (a)<F7> (b)<F8>                    200,000
                                                                   -----------

New Mexico -- 5.5%
               Albuquerque New Mexico Revenue,
                 Charter Hospital of Albuquerque
                 Inc. Project
  3,100,000      1.750%, 11/07/2003 (a)<F7> (b)<F8>                  3,100,000
               Sandoval County New Mexico
                 Gross Receipts Tax Revenue
    130,000      1.500%, 11/07/2003                                    129,965
                                                                   -----------
                                                                     3,229,965
                                                                   -----------

Ohio -- 3.4%
               Lorain County Ohio Hospital
                 Revenue, Catholic Healthcare
                 Authority Project
  1,000,000      5.000%, 10/01/2004                                  1,033,969
               Ohio State Water Development
                 Authority Pollution Control
                 Revenue, PPG Industries Project
  1,000,000      1.540%, 11/07/2003 (a)<F7> (b)<F8>                  1,000,000
                                                                   -----------
                                                                     2,033,969
                                                                   -----------

Oklahoma -- 5.2%
               Grand River Dam Authority
                 Oklahoma Revenue
  3,000,000      4.000%, 6/01/2004                                   3,043,261
                                                                   -----------

South Carolina -- 0.9%
               South Carolina Jobs-Economic
                 Development Authority, Trimite
                 Powders Inc. Project
                 (LOC: Wachovia Bank)
    530,000      2.000%, 9/01/2004 (a)<F7> (b)<F8>                     530,000
                                                                   -----------

Tennessee -- 0.6%
               Jackson Tennessee Health Educational
                 & Housing Facility Board Multifamily
                 Revenue, Creekside Apartments
                 Project (LOC: First Tennessee Bank)
    345,000      2.000%, 11/07/2003 (a)<F7> (b)<F8>                    345,000
                                                                   -----------

Texas -- 7.4%
               Bell County Texas Health Facility
                 Development Corp. Revenue,
                 Southern Healthcare Systems Project
  2,900,000      1.300%, 11/07/2003 (a)<F7> (b)<F8>                  2,900,000
               Port Corpus Christi Authority Texas
                 Nueces County Solid Waste
                 Disposal, Flint Hills Project
  1,500,000      1.400%, 11/07/2003 (a)<F7> (b)<F8>                  1,500,000
                                                                   -----------
                                                                     4,400,000
                                                                   -----------

Virginia -- 3.4%
               Orange County Virginia Industrial
                 Development Authority Revenue,
                 Zamma Corp. Project (LOC:
                 Southtrust Bank N.A.)
  2,000,000      1.250%, 11/07/2003 (a)<F7> (b)<F8>                  2,000,000
                                                                   -----------

Washington -- 8.8%
               Washington State Economic
                 Development Finance Authority
                 Economic Development Revenue,
                 B&H Dental Laboratory Project
                 (LOC: Washington Mutual Bank)
  2,225,000      1.550%, 11/07/2003 (a)<F7> (b)<F8>                  2,225,000
               Washington State Economic
                 Development Finance Authority
                 Economic Development Revenue,
                 Belina Interiors Inc. -- Series F
                 (LOC: Keybank N.A.)
  1,110,000      1.300%, 11/07/2003 (a)<F7> (b)<F8>                  1,110,000
               Washington State Economic
                 Development Finance Authority
                 Economic Development Revenue,
                 Hillstrom Ventures LLC Project
                 (LOC: Washington Mutual Bank)
  1,875,000      1.550%, 11/07/2003 (a)<F7> (b)<F8>                  1,875,000
                                                                   -----------
                                                                     5,210,000
                                                                   -----------

Wisconsin -- 4.2%
               Marshfield Wisconsin Industrial
                 Development Revenue, Beatrice
                 Cheese Project (LOC: Wachovia
                 Bank & Trust)
  2,500,000      1.400%, 11/07/2003 (a)<F7> (b)<F8>                  2,500,000
                                                                   -----------

Multistate -- 6.1%
               Clipper Tax Exempt Trust
  2,005,000      1.250%, 11/07/2003 (a)<F7> (b)<F8>                  2,005,000
               Pooled Multi-Family
                 Puttable Floating Option
                 Tax-Exempt Receipts
  1,600,000      1.300%, 11/07/2003 (a)<F7> (b)<F8>                  1,600,000
                                                                   -----------
                                                                     3,605,000
                                                                   -----------
               Total Municipal Bonds
                 (Cost $58,872,663)                                 58,872,663
                                                                   -----------

MONEY MARKET FUNDS -- 0.3%
    171,819    Federated Government Obligations
                 Fund (Cost $171,819)                                  171,819
                                                                   -----------
               Total Investments
                 (Cost $59,044,482)                      99.9%      59,044,482
               Other Assets
                 less Liabilities                         0.1%          81,897
                                                                   -----------
               Total Net Assets                         100.0%     $59,126,379
                                                                   -----------
                                                                   -----------

(a)<F7> Variable Rate Security - The rate reported is the rate in effect as of October 31, 2003. The date shown is the next reset date.
(b)<F8> Maturity date represents first available put date.
CS - Credit Support
GIC - Guaranty Insurance Company
LOC - Letter of Credit
SPA - Standby Purchase Agreement

                       See notes to financial statements.

ALPINE MUTUAL FUNDS
TAX OPTIMIZED INCOME FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 2003

SHARES/                   SECURITY
 PAR VALUE              DESCRIPTION                                   VALUE
 ---------              -----------                                   -----
BONDS -- 98.4%

CORPORATE BONDS -- 33.8%
               Bank of America Corporation
 $1,000,000      3.250%, 8/15/2008                                 $   980,513
               Boeing Capital Corporation
  1,800,000      5.750%, 2/15/2007                                   1,928,569
               CIT Group Inc.
  1,150,000      5.910%, 11/23/2005                                  1,222,121
    500,000      4.000%, 5/08/2008                                     503,981
               Daimler-Chrysler NA Holding Co.
  2,000,000      4.750%, 1/15/2008                                   1,998,362
               Ford Motor Credit Company
    500,000      5.750%, 2/23/2004                                     506,021
  2,400,000      6.875%, 2/01/2006                                   2,511,823
               General Motors
                 Acceptance Corporation
  1,200,000      6.125%, 8/28/2007                                   1,264,134
               The Goldman Sachs Group, Inc.
  1,575,000      4.125%, 1/15/2008                                   1,608,014
               Household Finance Corporation
  2,000,000      4.625%, 1/15/2008                                   2,072,714
               International Lease
                 Finance Corporation
  3,000,000      4.750%, 2/15/2008                                   3,103,623
               Time Warner Inc.
  1,000,000      6.150%, 5/01/2007                                   1,087,108
                                                                   -----------
               Total Corporate Bonds
                 (Cost $18,207,729)                                 18,786,983
                                                                   -----------

MUNICIPAL BONDS -- 64.6%

Alabama -- 0.9%
               University of Alabama University
                 Revenue, Huntsville General
                 Fees -- Series A
    460,000      2.050%, 12/01/2004                                    464,545
                                                                   -----------

Alaska -- 2.6%
               Alaska Industrial Development &
                 Export Authority, Revolving
                 Fund -- Series A
  1,400,000      4.500%, 4/01/2005                                   1,446,270
                                                                   -----------

Arkansas -- 6.2%
               Saline County Arkansas Pollution
                 Control Improvement Revenue,
                 Alcoa Inc. Project
  1,350,000      1.460%, 11/07/2003 (a)<F9> (b)<F10>                 1,350,000
               Searcy Arkansas Industrial
                 Development Revenue,
                 Yarnell Ice Cream Co. Project
  2,100,000      2.120%, 1/01/2010 (a)<F9>                           2,100,000
                                                                   -----------
                                                                     3,450,000
                                                                   -----------

California -- 4.3%
               California Statewide Communities
                 Development Authority Multifamily
                 Housing Revenue, Main Plaza
                 Apartments Project
    400,000      1.600%, 12/01/2003                                    400,036
               State of California RAWS -- Series B
  2,000,000      2.000%, 6/16/2004                                   2,006,720
                                                                   -----------
                                                                     2,406,756
                                                                   -----------

Illinois -- 5.4%
               Illinois Development Finance
                 Authority Industrial Development
                 Revenue, Forty Foot High Realty LLC
    500,000      1.390%, 11/07/2003 (a)<F9> (b)<F10>                   500,000
               Illinois Development Finance
                 Authority Pollution Control
                 Revenue, Illinois Power Company --
                 Series B Project
  2,500,000      1.530%, 11/07/2003 (a)<F9> (b)<F10>                 2,500,000
                                                                   -----------
                                                                     3,000,000
                                                                   -----------

Indiana -- 5.4%
               Indiana State Development Finance
                 Authority Solid Waste Disposal
                 Revenue, Waste Management
                 Inc. Project
  1,000,000      2.700%, 10/01/2004 (b)<F10>                         1,000,000
               Vigo County Indiana Industrial
                 Development Revenue, Republic
                 Services Inc. Project
  2,000,000      1.800%, 11/07/2003 (a)<F9> (b)<F10>                 2,000,000
                                                                   -----------
                                                                     3,000,000
                                                                   -----------

Kentucky -- 1.8%
               Boyd County Kentucky Sewage &
                 Solid Waste Revenue, Air Products
                 & Chemicals Inc. Project
  1,000,000      1.170%, 11/07/2003 (a)<F9> (b)<F10>                 1,000,000
                                                                   -----------

Massachusetts -- 2.7%
               Massachusetts State Development
                 Finance Agency Environmental
                 Improvement Revenue, Mead Corp.
                 Project -- Series A
  1,500,000      2.250%, 11/07/2003 (a)<F9> (b)<F10>                 1,500,000
                                                                   -----------

Michigan -- 3.7%
               Michigan State Strategic Fund,
                 Dow Chemical Project
  1,000,000      3.100%, 12/01/2004 (a)<F9> (b)<F10>                 1,014,480
  1,000,000      3.800%, 6/01/2006 (a)<F9> (b)<F10>                  1,030,160
                                                                   -----------
                                                                     2,044,640
                                                                   -----------

Mississippi -- 0.5%
               Mississippi Hospital Equipment &
                 Facilities Authority Revenue,
                 Southwest Mississippi Regional
                 Medical Center Project
    250,000      2.300%, 11/07/2003 (b)<F10>                           250,238
                                                                   -----------

Missouri -- 7.9%
               Missouri State Environmental
                 Improvement & Energy
                 Resources Authority, Amerenue --
                 Series B Project
  1,700,000      1.450%, 11/07/2003 (a)<F9> (b)<F10>                 1,700,000
               Missouri State Environmental
                 Improvement & Energy
                 Resources Authority, Union
                 Electric Company Project
  2,000,000      1.700%, 11/30/2003 (a)<F9> (b)<F10>                 2,000,000
               St. Louis Missouri Airport Revenue
                 Project, Series C
    680,000      3.000%, 7/01/2004                                     688,364
                                                                   -----------
                                                                     4,388,364
                                                                   -----------

New Mexico -- 2.7%
               Farmington New Mexico Pollution
                 Control Revenue, Public Service --
                 San Juan Project
  1,500,000      2.750%, 4/01/2004 (b)<F10>                          1,504,560
                                                                   -----------

New York -- 3.6%
               St. Catherine Siena Medical Center /
                 NY Taxable Revenue Bonds
  2,000,000      6.750%, 11/30/2003 (a)<F9> (b)<F10>                 2,000,000
                                                                   -----------

Ohio -- 5.9%
               Ohio State Air Quality Development
                 Authority Revenue, Cincinnati Gas
                 & Electric Co. -- Series B
  1,300,000      1.400%, 11/07/2003 (a)<F9> (b)<F10>                 1,300,000
               Ohio State Water Development
                 Authority Pollution Control
                 Facilities Revenue, Ohio Edison
                 Co. Project
  2,000,000      4.400%, 12/01/2003 (a)<F9> (b)<F10>                 2,003,300
                                                                   -----------
                                                                     3,303,300
                                                                   -----------

Texas -- 10.8%
               Brazos River Texas Harbor Naval
                 District Brazoria County Revenue
  1,700,000      1.250%, 11/07/2003 (a)<F9> (b)<F10>                 1,700,000
               Cypress-Fairbanks Texas
                 Independent School District,
                 Schoolhouse -- Series B
  1,200,000      5.000%, 8/15/2007 (b)<F10>                          1,319,748
               Matagorda County Texas Navigation
                 District No. 1 Pollution Control
                 Revenue, Central Power & Light
  2,000,000      4.000%, 11/01/2003 (a)<F9> (b)<F10>                 2,000,000
  1,000,000      2.350%, 11/01/2004 (a)<F9> (b)<F10>                   999,800
                                                                   -----------
                                                                     6,019,548
                                                                   -----------

Washington -- 0.2%
               Washington State Economic
                 Development Finance Authority,
                 Hillstrom Ventures LLC
    125,000      1.550%, 11/07/2003 (a)<F9> (b)<F10>                   125,000
                                                                   -----------
               Total Municipal Bonds
                 (Cost $35,814,892)                                 35,903,221
                                                                   -----------
               Total Bonds
                 (Cost $54,022,621)                                 54,690,204
                                                                   -----------

MONEY MARKET FUNDS -- 2.7%
     88,216    Federated Government Obligations
                 Fund -- Institutional Shares                           88,216
  1,400,000    Janus Tax Exempt Money Market
                 Fund -- Institutional Shares                        1,400,000
                                                                   -----------
               Total Money Market Funds
                 (Cost $1,488,216)                                   1,488,216
                                                                   -----------
               Total Investments
                 (Cost $55,510,837)                     101.1%      56,178,420
               Liabilities in excess
                 of other assets                        (1.1)%        (587,797)
                                                                   -----------
               Total Net Assets                         100.0%     $55,590,623
                                                                   -----------
                                                                   -----------

 (a)<F9> Variable Rate Security -- The rate reported is the rate in effect as of October 31, 2003. The date shown is the next reset date.
(b)<F10>  Maturity date represents first available put date.

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2003

                                                      DYNAMIC        DYNAMIC
                                                      BALANCE        DIVIDEND
                                                        FUND           FUND
                                                      -------        --------
ASSETS:
   Investments, at value(1)<F11>                    $54,201,919    $14,189,226
   Cash                                                     265            655
   Dividends receivable                                  44,185         36,870
   Interest receivable                                  179,076             --
   Receivable for capital shares issued                      --         14,539
   Receivable for investment securities sold             28,316         65,757
   Receivable from Adviser                                   --          7,062
   Prepaid expenses and other assets                     16,646            225
                                                    -----------    -----------
      Total assets                                   54,470,407     14,314,334
                                                    -----------    -----------

LIABILITIES:
   Payable for investment securities purchased          596,989        750,235
   Payable for capital shares redeemed                       --         10,259
   Accrued expenses and other liabilities:
      Investment advisory fees                           53,583             --
      Other                                              63,501         26,480
                                                    -----------    -----------
      Total liabilities                                 714,073        786,974
                                                    -----------    -----------
NET ASSETS                                          $53,756,334    $13,527,360
                                                    -----------    -----------
                                                    -----------    -----------

NET ASSETS REPRESENTED BY
   Capital stock                                    $48,528,459    $12,706,045
   Accumulated undistributed net investment income      106,697         72,343
   Accumulated net realized losses
     from investments sold                             (168,596)       (31,416)
   Net unrealized appreciation on investments         5,289,774        780,388
                                                    -----------    -----------
      TOTAL NET ASSETS                              $53,756,334    $13,527,360
                                                    -----------    -----------
                                                    -----------    -----------

NET ASSET VALUE
   Net assets                                       $53,756,334    $13,527,360
   Shares of beneficial interest
     issued and outstanding                           4,853,734      1,265,653
   Net asset value, offering price
     and redemption price per share                      $11.08         $10.69

(1)<F11>  Cost of Investments                       $48,912,145    $13,408,838

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2003

                                                     MUNICIPAL    TAX OPTIMIZED
                                                   MONEY MARKET       INCOME
                                                       FUND            FUND
                                                   ------------   -------------
ASSETS:
   Investments, at value(1)<F12>                    $59,044,482    $56,178,420
   Cash                                                     538             --
   Interest receivable                                  213,831        462,595
   Receivable for capital shares issued                 168,076             --
   Prepaid expenses and other assets                      5,622          9,457
                                                    -----------    -----------
      Total assets                                   59,432,549     56,650,472
                                                    -----------    -----------

LIABILITIES:
   Payable for investment securities purchased          250,483      1,000,131
   Payable for capital shares redeemed                   10,090             --
   Dividends payable to shareholders                      2,367            555
   Accrued expenses and other liabilities:
      Investment advisory fees                            4,534         15,745
      Other                                              38,696         43,418
                                                    -----------    -----------
      Total liabilities                                 306,170      1,059,849
                                                    -----------    -----------
NET ASSETS                                          $59,126,379    $55,590,623
                                                    -----------    -----------
                                                    -----------    -----------
NET ASSETS REPRESENTED BY
   Capital stock                                    $59,126,379    $54,891,596
   Accumulated undistributed net investment income           --             --
   Accumulated net realized gains
     from investments sold                                   --         31,444
   Net unrealized appreciation on investments                --        667,583
                                                    -----------    -----------
      TOTAL NET ASSETS                              $59,126,379    $55,590,623
                                                    -----------    -----------
                                                    -----------    -----------
NET ASSET VALUE
   Net assets                                       $59,126,379    $55,590,623
   Shares of beneficial interest
     issued and outstanding                          59,126,379      5,460,543
   Net asset value, offering price
     and redemption price per share                       $1.00         $10.18

(1)<F12>  Cost of Investments                       $59,044,482    $55,510,837

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                            STATEMENTS OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 2003

                                                      DYNAMIC       DYNAMIC
                                                      BALANCE       DIVIDEND
                                                        FUND      FUND(1)<F13>
                                                      -------     ------------
INVESTMENT INCOME:
   Interest income                                  $   517,688     $  2,905
   Dividend income                                    1,172,386       85,669
                                                    -----------     --------
      Total investment income                         1,690,074       88,574
                                                    -----------     --------

EXPENSES:
   Investment advisory fees                             468,404       12,576
   Administration fees                                   31,283        3,120
   Fund accounting fees                                  33,969        4,320
   Audit fees                                            26,302        6,500
   Custodian fees                                        13,303          920
   Interest expense                                          71           --
   Legal fees                                            76,714        4,640
   Registration and filing fees                          19,448        3,480
   Printing fees                                          4,334          480
   Transfer agent fees                                   21,753        2,520
   Trustee fees                                           5,159          600
   Insurance expense                                      5,054           --
                                                    -----------     --------
Total expenses before expense
  reimbursement by Adviser                              705,794       39,156
   Less: Reimbursement by Adviser                       (73,377)     (22,179)
                                                    -----------     --------
      Net expenses                                      632,417       16,977
                                                    -----------     --------
Net investment income                                 1,057,657       71,597
                                                    -----------     --------

REALIZED/UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized loss on investments                     (30,104)     (31,416)
   Change in unrealized
     appreciation/depreciation on investments         9,058,775      780,388
                                                    -----------     --------
Net realized/unrealized gains on investments          9,028,671      748,972
                                                    -----------     --------
Change in net assets resulting from operations      $10,086,328     $820,569
                                                    -----------     --------
                                                    -----------     --------

(1)<F13> For the period September 22, 2003 (commencement of operations) through October 31, 2003.

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                            STATEMENTS OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 2003

                                                   MUNICIPAL      TAX OPTIMIZED
                                                  MONEY MARKET       INCOME
                                                  FUND(1)<F14>    FUND(2)<F15>
                                                  ------------    ------------
INVESTMENT INCOME:
  Interest income                                   $605,793       $1,317,552
                                                    --------       ----------
   Total investment income                           605,793        1,317,552
                                                    --------       ----------

EXPENSES:
  Investment advisory fees                           192,815          320,884
  Administration fees                                 57,977           60,464
  Audit fees                                          15,166           17,196
  Other fees                                          47,114           39,635
                                                    --------       ----------
Total expenses before expense
  reimbursement by Adviser                           313,072          438,179
  Less: Reimbursement by Adviser                    (175,958)        (181,472)
                                                    --------       ----------
   Net expenses                                      137,114          256,707
                                                    --------       ----------
Net investment income                                468,679        1,060,845
                                                    --------       ----------

REALIZED/UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investments                (36)          54,913
  Change in unrealized
    appreciation/depreciation on investments              --          667,583
                                                    --------       ----------
Net realized/unrealized
  gains (losses) on investments                          (36)         722,496
                                                    --------       ----------
Change in net assets resulting from operations      $468,643       $1,783,341
                                                    --------       ----------
                                                    --------       ----------

(1)<F14> For the period December 5, 2002 (commencement of operations) through October 31, 2003.
(2)<F15> For the period December 6, 2002 (commencement of operations) through October 31, 2003.

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    DYNAMIC BALANCE FUND
                                                                            ------------------------------------
                                                                               YEAR ENDED          YEAR ENDED
                                                                            OCTOBER 31, 2003    OCTOBER 31, 2002
                                                                            ----------------    ----------------
OPERATIONS:
   Net investment income                                                       $ 1,057,657         $ 1,038,718
   Net realized loss on investments                                                (30,104)           (173,726)
   Change in unrealized appreciation/depreciation on investments                 9,058,775          (3,970,490)
                                                                               -----------         -----------
   Change in net assets resulting from operations                               10,086,328          (3,105,498)
                                                                               -----------         -----------

DISTRIBUTIONS TO SHAREHOLDERS:
      From net investment income                                                (1,020,091)         (1,039,037)
      From net realized gains on investments                                            --             (51,211)
                                                                               -----------         -----------
   Change in net assets resulting from distributions to shareholders            (1,020,091)         (1,090,248)
                                                                               -----------         -----------

SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
   Proceeds from shares sold                                                     1,436,616           8,042,889
   Dividends reinvested                                                            896,893           1,009,991
   Cost of shares redeemed                                                        (670,726)            (33,178)
                                                                               -----------         -----------
   Change in net assets from shares of beneficial interest transactions          1,662,783           9,019,702
                                                                               -----------         -----------
      Total change in net assets                                                10,729,020           4,823,956
                                                                               -----------         -----------

NET ASSETS:
   Beginning of period                                                          43,027,314          38,203,358
                                                                               -----------         -----------
   End of period*<F16>                                                         $53,756,334         $43,027,314
                                                                               -----------         -----------
                                                                               -----------         -----------
*<F16>  Including undistributed net investment income of                       $   106,697         $   103,773
                                                                               -----------         -----------
                                                                               -----------         -----------

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                       DYNAMIC DIVIDEND FUND
                                                       ---------------------
                                                          FOR THE PERIOD
                                                    SEPTEMBER 22, 2003 (1)<F18>
                                                              THROUGH
                                                         OCTOBER 31, 2003
                                                    ---------------------------
OPERATIONS:
   Net investment income                                    $    71,597
   Net realized loss on investments                             (31,416)
   Change in unrealized
     appreciation/depreciation on investments                   780,388
                                                            -----------
   Change in net assets resulting from operations               820,569
                                                            -----------

DISTRIBUTIONS TO SHAREHOLDERS:
      From net investment income                                     --
      From net realized gains on investments                         --
                                                            -----------
   Change in net assets resulting
     from distributions to shareholders                              --
                                                            -----------

SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
   Proceeds from shares sold                                 12,717,086
   Dividends reinvested                                              --
   Cost of shares redeemed                                      (10,295)
                                                            -----------
   Change in net assets from shares
     of beneficial interest transactions                     12,706,791
                                                            -----------
      Total change in net assets                             13,527,360
                                                            -----------

NET ASSETS:
   Beginning of period                                               --
                                                            -----------
   End of period*<F17>                                      $13,527,360
                                                            -----------
                                                            -----------
*<F17>  Including undistributed net investment income of    $    72,343
                                                            -----------
                                                            -----------

(1)<F18>  Commencement of Operations

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                   MUNICIPAL MONEY MARKET FUND
                                                   ---------------------------
                                                          FOR THE PERIOD
                                                     DECEMBER 5, 2002(1)<F19>
                                                             THROUGH
                                                         OCTOBER 31, 2003
                                                     ------------------------
OPERATIONS:
   Net investment income                                   $    468,679
   Net realized loss on investments                                 (36)
   Change in unrealized
     appreciation/depreciation on investments                        --
                                                           ------------
   Change in net assets resulting from operations               468,643
                                                           ------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                  (468,643)
                                                           ------------

SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
   Proceeds from shares sold                                102,670,596
   Dividends reinvested                                         466,068
   Cost of shares redeemed                                  (44,010,285)
                                                           ------------
   Change in net assets from shares
     of beneficial interest transactions                     59,126,379
                                                           ------------
   Total change in net assets                                59,126,379
                                                           ------------

NET ASSETS:
   Beginning of period                                               --
                                                           ------------
   End of period                                           $ 59,126,379
                                                           ------------
                                                           ------------

(1)<F19>  Commencement of operations

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                     TAX OPTIMIZED INCOME FUND
                                                     -------------------------
                                                           FOR THE PERIOD
                                                      DECEMBER 6, 2002(1)<F20>
                                                              THROUGH
                                                          OCTOBER 31, 2003
                                                      ------------------------
OPERATIONS:
  Net investment income                                      $ 1,060,845
  Net realized gain on investments                                54,913
  Change in unrealized
    appreciation/depreciation on investments                     667,583
                                                             -----------
  Change in net assets resulting from operations               1,783,341
                                                             -----------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                 (1,060,845)
   From net realized gains on investments                        (23,469)
                                                             -----------
  Change in net assets resulting
    from distributions to shareholders                        (1,084,314)
                                                             -----------

SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
  Proceeds from shares sold                                   57,078,436
  Dividends reinvested                                         1,083,329
  Cost of shares redeemed                                     (3,270,169)
                                                             -----------
  Change in net assets from shares
    of beneficial interest transactions                       54,891,596
                                                             -----------
   Total change in net assets                                 55,590,623
                                                             -----------

NET ASSETS:
  Beginning of period                                                 --
                                                             -----------
  End of period                                              $55,590,623
                                                             -----------
                                                             -----------

(1)<F20>  Commencement of Operations

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2003

1.   ORGANIZATION:

     Alpine Series Trust (the "Series Trust") was organized in 2001 as a Delaware Business Trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Alpine Income Trust (the "Income Trust") was organized in 2002 as a Delaware Business Trust, and is registered under the 1940 Act, as an open-end management investment company. Alpine Dynamic Balance Fund and Alpine Dynamic Dividend Fund are two separate funds of the Series Trust and Alpine Municipal Money Market Fund and Alpine Tax Optimized Income Fund are two separate funds of the Income Trust. Alpine Dynamic Balance Fund, Alpine Dynamic Dividend Fund, Alpine Municipal Money Market Fund and Alpine Tax Optimized Income Fund (individually referred to as a "Fund" and collectively, "the Funds") are diversified funds. Alpine Management & Research, LLC (the "Adviser") is a Delaware Corporation and serves as the investment manager to the Funds.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates.

     A.   VALUATION OF SECURITIES:

     The Dynamic Balance, Dynamic Dividend and Tax Optimized Income Funds value securities for which the primary market is on a domestic or foreign exchange and over-the-counter securities admitted to trading on the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ") National List at the last quoted sale price at the end of each business day or, if no sale, at the mean of closing bid and asked price. Over-the-counter securities not included in the NASDAQ National List for which market quotations are readily available are valued at a price quoted by one or more brokers. Securities for which accurate quotations are not available or market quotations are not readily available, are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees. The valuation of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities, which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

     The Municipal Money Market Fund values its investments at amortized cost, which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, amortized cost, as defined, is a method of valuing securities at acquisition cost, adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

     B.   REPURCHASE AGREEMENTS:

     The Funds may invest in repurchase agreements. A custodian holds securities pledged as collateral for repurchase agreements on the Funds' behalf. The Funds monitor the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Funds will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

     C.   SECURITY TRANSACTIONS AND INVESTMENT INCOME:

     Securities transactions are recorded on the date a security is purchased or sold (i.e. on the trade date). Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums where applicable. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Funds are made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

     D.   SHORT SALE TRANSACTIONS:

     The Dynamic Balance Fund and the Dynamic Dividend Fund are authorized to engage in short selling. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, a fund must borrow the security to deliver to the buyer when effecting a short sale. The fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date. When a fund sells a security short, an amount equal to the sales proceeds is included in the Statements of Assets and Liabilities as an asset and an equal amount as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. A fund will incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. A fund will realize a gain if the security declines in value between those dates. A fund is also at risk of incurring dividend expense if the issuer of the security that has been sold short declares a dividend. A fund must pay the dividend to the lender of the security.

     All short sales must be fully collateralized. Accordingly, a fund maintains collateral in a segregated account with their custodian, consisting of cash and/or liquid securities sufficient to collateralize their obligations on short positions.

     E.   INTEREST EXPENSE:

     The Funds are charged by U.S. Bank, N.A. for all cash overdrafts at the bank's prime lending rate. The Dynamic Balance Fund incurred interest expense totaling $71 for the year ended October 31, 2003.

     F.   FEDERAL TAXES:

     It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its investment company taxable income and net realized capital gains to shareholders. Therefore, no federal income tax provision is recorded.

     Under applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments. Where available, the Funds will file for claims on foreign taxes withheld.

     G.   DIVIDENDS AND DISTRIBUTIONS:

     The Dynamic Balance Fund and the Dynamic Dividend Fund intend to distribute substantially all of their net investment income and net realized capital gains, if any, throughout the year to their shareholders in the form of dividends. The Municipal Money Market Fund and the Tax Optimized Income Fund declare and accrue dividends daily on each business day based upon each respective Fund's net income, and pay dividends monthly. Distributions to shareholders are recorded at the close of business on the ex-dividend date. All dividends are automatically reinvested in full and fractional shares of a Fund at net asset value per share, unless otherwise requested.

     The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. In the event dividends and distributions to shareholders exceed net investment income and net realized gains for tax purposes, they are reported as a return of capital.

     H.   FOREIGN EXCHANGE TRANSACTIONS:

     The Dynamic Balance and Dynamic Dividend Funds may invest up to 15% of the value of their total assets in foreign securities. The books and records of the Funds are maintained in U.S. dollars. Non-U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant exchange gains and losses recorded in the Statement of Operations:

         i) market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

        ii) purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

     Dividends and interest from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Funds intend to undertake any procedural steps required to claim the benefits of such treaties.

     I.   RISK ASSOCIATED WITH FOREIGN SECURITIES AND CURRENCIES:

     Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

     Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

3.   CAPITAL SHARE TRANSACTIONS:

     The Funds have an unlimited number of shares of beneficial interest, with $0.001 par value, authorized. Transactions in shares and dollars of the Funds were as follows:

     DYNAMIC BALANCE FUND

                                                            YEAR ENDED                    YEAR ENDED
                                                         OCTOBER 31, 2003              OCTOBER 31, 2002
                                                       --------------------          --------------------
                                                       SHARES        AMOUNT          SHARES        AMOUNT
                                                       ------        ------          ------        ------
     Shares sold                                       138,742     $1,436,616        810,279     $8,042,889
     Shares issued in reinvestment of dividends         91,251        896,893        101,490      1,009,991
     Shares redeemed                                   (68,511)      (670,726)        (3,491)       (33,178)
                                                       -------     ----------        -------     ----------
     Total net change                                  161,482     $1,662,783        908,278     $9,019,702
                                                       -------     ----------        -------     ----------
                                                       -------     ----------        -------     ----------

     DYNAMIC DIVIDEND FUND

                                                           FOR THE PERIOD
                                                     SEPTEMBER 22, 2003(1)<F21>
                                                              THROUGH
                                                          OCTOBER 31, 2003
                                                     --------------------------
                                                       SHARES         AMOUNT
                                                       ------         ------
     Shares sold                                     1,266,615     $12,717,086
     Shares issued in reinvestment of dividends             --              --
     Shares redeemed                                      (962)        (10,295)
                                                    ----------     -----------
     Total net change                                1,265,653     $12,706,791
                                                    ----------     -----------
                                                    ----------     -----------

     (1)<F21>  Commencement of operations.

     MUNICIPAL MONEY MARKET FUND

                                                           FOR THE PERIOD
                                                      DECEMBER 5, 2002(1)<F22>
                                                              THROUGH
                                                          OCTOBER 31, 2003
                                                     --------------------------
                                                       SHARES         AMOUNT
                                                       ------         ------
     Shares sold                                   102,670,596    $102,670,596
     Shares issued in reinvestment of dividends        466,068         466,068
     Shares redeemed                               (44,010,285)    (44,010,285)
                                                   -----------    ------------
     Total net change                               59,126,379    $ 59,126,379
                                                   -----------    ------------
                                                   -----------    ------------

     (1)<F22>  Commencement of operations.

     TAX OPTIMIZED INCOME FUND

                                                           FOR THE PERIOD
                                                      DECEMBER 6, 2002(1)<F23>
                                                              THROUGH
                                                          OCTOBER 31, 2003
                                                     --------------------------
                                                       SHARES         AMOUNT
                                                       ------         ------
     Shares sold                                     5,668,318     $57,078,436
     Shares issued in reinvestment of dividends        115,511       1,083,329
     Shares redeemed                                  (323,286)     (3,270,169)
                                                     ---------     -----------
     Total net change                                5,460,543     $54,891,596
                                                     ---------     -----------
                                                     ---------     -----------
     (1)<F23>  Commencement of operations.

4.   PURCHASES AND SALES OF SECURITIES:

     Purchases and sales of securities (excluding short-term securities) for the periods ended October 31, 2003 are as follows:

                                         NON-U.S. GOVERNMENT                  U.S. GOVERNMENT
                                     --------------------------          --------------------------
                                     PURCHASES          SALES            PURCHASES          SALES
                                     ---------        ---------          ---------        ---------
     Dynamic Balance Fund           $16,636,144       $15,184,194       $3,244,447        $2,330,625
     Dynamic Dividend Fund           13,586,028           858,742               --                --
     Tax Optimized Income Fund       44,660,260        11,005,324               --                --

5.   INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS:

     Alpine Management & Research, LLC ("Alpine") provides investment advisory services to the Funds. Pursuant to the investment adviser's agreement with the Funds, Alpine is entitled to an annual fee based on 1.00% of each Fund's average daily net assets for the Dynamic Balance Fund and the Dynamic Dividend Fund. Alpine is entitled to an annual fee based on 0.45% of the Municipal Money Market Fund's average daily net assets and an annual fee based on 0.75% of the Tax Optimized Income Fund's average daily net assets.

     The Adviser agreed to reimburse the Dynamic Balance Fund, the Dynamic Dividend Fund, the Municipal Money Market Fund and the Tax Optimized Income Fund to the extent necessary to ensure that the Funds' total operating expenses (excluding interest, brokerage commissions and extraordinary expenses) did not exceed 1.35%, 1.35%, 0.32% and 0.60% of the Funds' average daily net assets, respectively. The Adviser may recover from each Fund the expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Fund to exceed such cap on expenses. For the period ended October 31, 2003, the Adviser waived investment advisory fees totaling $73,377, $22,179, $175,958 and $181,472 for the Dynamic Balance Fund, the Dynamic Dividend Fund, the Municipal Money Market Fund and the Tax Optimized Income Fund, respectively.

     Reimbursed/absorbed expenses subject to potential recovery by year of expiration are as follows:

     Year of Expiration  Dynamic Balance Fund          Dynamic Dividend Fund
     ------------------  --------------------          ---------------------
     10/31/04            $ 6,253                       $    --
     10/31/05            $63,753                       $    --
     10/31/06            $73,377                       $22,179

     Year of Expiration  Municipal Money Market Fund   Tax Optimized Income Fund
     ------------------  ---------------------------   -------------------------
     10/31/06            $175,958                      $181,472

6.   FEDERAL INCOME TAX INFORMATION:

     At October 31, 2003, the components of accumulated earnings (losses) on a tax basis were as follows:

                                                  DYNAMIC             DYNAMIC            MUNICIPAL              TAX
                                                  BALANCE             DIVIDEND             MONEY             OPTIMIZED
                                                    FUND                FUND            MARKET FUND         INCOME FUND
                                                  -------             --------          -----------         -----------
     Cost of investments                         $48,896,691         $13,409,021         $59,044,482         $55,510,837
                                                 -----------         -----------         -----------         -----------
                                                 -----------         -----------         -----------         -----------
     Gross unrealized appreciation               $ 7,963,556         $   856,845         $        --         $   688,754
     Gross unrealized depreciation                (2,658,328)            (76,640)                 --             (21,171)
                                                 -----------         -----------         -----------         -----------
     Net unrealized appreciation                 $ 5,305,228         $   780,205         $        --         $   667,583
                                                 -----------         -----------         -----------         -----------
                                                 -----------         -----------         -----------         -----------
     Undistributed ordinary income               $    84,368         $    72,343         $        --         $    31,444
     Undistributed long-term capital gain                 --                  --                  --                  --
                                                 -----------         -----------         -----------         -----------
     Total distributable earnings                $    84,368         $    72,343         $        --         $    31,444
                                                 -----------         -----------         -----------         -----------
                                                 -----------         -----------         -----------         -----------
     Other accumulated losses
       and temporary differences                 $  (161,721)        $   (31,233)        $        --         $        --
                                                 -----------         -----------         -----------         -----------
     Total accumulated earnings                  $ 5,227,875         $   821,315         $        --         $   699,027
                                                 -----------         -----------         -----------         -----------
                                                 -----------         -----------         -----------         -----------

     The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales and REIT tax adjustments.

     The tax character of distributions paid during the periods ended October 31, 2003 and 2002 were as follows:

     DYNAMIC BALANCE FUND                       2003                2002
                                                ----                ----
     Ordinary income                         $1,020,091          $1,090,248
     Long-term capital gain                          --                  --
                                             ----------          ----------
                                             $1,020,091          $1,090,248
                                             ----------          ----------
                                             ----------          ----------

     DYNAMIC DIVIDEND FUND                      2003
                                                ----
     Ordinary income                                 --
     Long-term capital gain                          --
                                             ----------
                                                     --
                                             ----------
                                             ----------

     MUNICIPAL MONEY MARKET FUND                2003
                                                ----
     Exempt interest dividends               $  468,643
     Long-term capital gain                          --
                                             ----------
                                             $  468,643
                                             ----------
                                             ----------

     TAX OPTIMIZED INCOME FUND                  2003
                                                ----
     Ordinary income                         $  574,675
     Exempt interest dividends                  509,639
     Long-term capital gain                          --
                                             ----------
                                             $1,084,314
                                             ----------
                                             ----------

     Capital loss carryovers as of October 31, 2003 are as follows:

                                  Net Capital Loss Carryover*<F24>       Capital Loss Carryover Expiration
                                  --------------------------------       ---------------------------------
     Dynamic Balance Fund                    $140,968                                 10/31/10
                                               20,753                                 10/31/11
     Dynamic Dividend Fund                     31,233                                 10/31/11

     *<F24> Capital gain distributions will resume in the future to the extent gains are realized in excess of the available carryovers.

7.   ADDITIONAL TAX INFORMATION (UNAUDITED)

     The Dynamic Balance Fund designates 57.34% of dividends declared after December 31, 2002 from net investment income as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

     The Municipal Money Market Fund designated 100% of its dividends as exempt interest dividends. The Tax Optimized Income Fund designated 47% of its dividends as exempt interest dividends.

ALPINE MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                     DYNAMIC BALANCE FUND
                                                              -----------------------------------------------------------------
                                                                 YEAR ENDED          YEAR ENDED              PERIOD ENDED
                                                              OCTOBER 31, 2003    OCTOBER 31, 2002    OCTOBER 31, 2001 (A)<F25>
                                                              ----------------    ----------------    -------------------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                               $ 9.17              $10.10                   $10.00
                                                                   ------              ------                   ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                             0.22                0.24                     0.09
   Net realized/unrealized gains (losses) on investments             1.91               (0.91)                    0.07
                                                                   ------              ------                   ------
   Total from investment operations                                  2.13               (0.67)                    0.16
                                                                   ------              ------                   ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                             (0.22)              (0.25)                   (0.06)
   Net realized gains on investments                                   --               (0.01)                      --
                                                                   ------              ------                   ------
   Total distributions                                              (0.22)              (0.26)                   (0.06)
                                                                   ------              ------                   ------
NET ASSET VALUE, END OF PERIOD                                     $11.08              $ 9.17                   $10.10
                                                                   ------              ------                   ------
                                                                   ------              ------                   ------

TOTAL RETURN                                                        23.50%              (6.82)%                   1.64%(b)<F26>

RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000)                              $53,756             $43,027                  $38,203
   Ratio of expenses to average net assets:
      Before waivers and reimbursements                              1.51%               1.50%                    1.40%(c)<F27>
      After waivers and reimbursements                               1.35%               1.35%                    1.35%(c)<F27>
   Ratio of net investment income to average net assets              2.26%               2.45%                    2.55%(c)<F27>
   Portfolio turnover                                                  39%                 42%                       9%

(a)<F25> For the period from June 7, 2001 (commencement of operations) to October 31, 2001.
(b)<F26>  Not Annualized
(c)<F27>  Annualized

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                         DYNAMIC DIVIDEND FUND
                                                         ---------------------
                                                             PERIOD ENDED
                                                       OCTOBER 31, 2003(A)<F28>
                                                       ------------------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                            $10.00
                                                                ------

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                          0.06
   Net realized/unrealized gains on investments                   0.63
                                                                ------
   Total from investment operations                               0.69
                                                                ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                             --
   Net realized gains on investments                                --
                                                                ------
   Total distributions                                              --
                                                                ------
NET ASSET VALUE, END OF PERIOD                                  $10.69
                                                                ------
                                                                ------

TOTAL RETURN                                                      6.90%(b)<F29>

RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000)                           $13,527
   Ratio of expenses to average net assets:
      Before waivers and reimbursements                           3.11%(c)<F30>
      After waivers and reimbursements                            1.35%(c)<F30>
   Ratio of net investment income to average net assets           5.69%(c)<F30>
   Portfolio turnover                                                9%

(a)<F28> For the period from September 22, 2003 (commencement of operations) to October 31, 2003.
(b)<F29>  Not Annualized
(c)<F30>  Annualized

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                            MUNICIPAL MONEY
                                                              MARKET FUND
                                                            ---------------
                                                             PERIOD ENDED
                                                       OCTOBER 31, 2003(A)<F31>
                                                       ------------------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                             $1.00
                                                                 -----

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                          0.01
   Net realized/unrealized gains on investments                     --
                                                                 -----
   Total from investment operations                               0.01
                                                                 -----

LESS DISTRIBUTIONS:
   Dividends from net investment income                          (0.01)
   Net realized gains on investments                                --
                                                                 -----
   Total distributions                                           (0.01)
                                                                 -----
NET ASSET VALUE, END OF PERIOD                                   $1.00
                                                                 -----
                                                                 -----

TOTAL RETURN                                                      1.00%(b)<F32>

RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000)                           $59,126
   Ratio of expenses to average net assets:
      Before waivers and reimbursements                           0.73%(c)<F33>
      After waivers and reimbursements                            0.32%(c)<F33>
   Ratio of net investment income to average net assets           1.09%(c)<F33>

(a)<F31> For the period from December 5, 2002 (commencement of operations) to October 31, 2003.
(b)<F32>  Not Annualized
(c)<F33>  Annualized

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                             TAX OPTIMIZED
                                                              INCOME FUND
                                                             -------------
                                                             PERIOD ENDED
                                                       OCTOBER 31, 2003(A)<F34>
                                                       ------------------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                            $10.00
                                                                ------

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                          0.23
   Net realized/unrealized gain on investments                    0.18
                                                                ------
   Total from investment operations                               0.41
                                                                ------

LESS DISTRIBUTIONS:
   Dividends from net investment income                          (0.23)
   Net realized gains on investments                                --(d)<F37>
                                                                ------
   Total distributions                                           (0.23)
                                                                ------
NET ASSET VALUE, END OF PERIOD                                  $10.18
                                                                ------
                                                                ------

TOTAL RETURN                                                      4.12%(b)<F35>

RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000)                           $55,591
   Ratio of expenses to average net assets:
      Before waivers and reimbursements                           1.02%(c)<F36>
      After waivers and reimbursements                            0.60%(c)<F36>
   Ratio of net investment income to average net assets           2.48%(c)<F36>
   Portfolio turnover                                               46%

(a)<F34> For the period from December 6, 2002 (commencement of operations) to October 31, 2003.
(b)<F35>  Not Annualized
(c)<F36>  Annualized
(d)<F37>  Amount is less than $0.005.

                       See notes to financial statements.

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Trustees of
Alpine Series Trust and Alpine Income Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alpine Dynamic Balanced Fund and Alpine Dynamic Dividend Fund (two series constituting Alpine Series Trust) and Alpine Municipal Money Market Fund and Alpine Tax Optimized Income Fund (two series constituting Alpine Income Trust) (hereafter collectively referred to as the "Funds") at October 31, 2003, and the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
December 19, 2003

                             ADDITIONAL INFORMATION

INFORMATION ABOUT TRUSTEES AND OFFICERS
---------------------------------------

   The business and affairs of the Funds are managed under the direction of the Funds' Board of Trustees. Information pertaining to the Trustees and Officers of the Funds as of December 16, 2003 is set forth below. The SAI includes additional information about the Funds' Trustees and Officers and is available, without charge, upon request by calling 1-888-785-5578.

                                                        INDEPENDENT TRUSTEES
                                   TERM OF                                                 # OF PORTFOLIOS
                                   POSITION(S)  OFFICE AND                                 IN FUND COMPLEX      OTHER
NAME, ADDRESS       HELD WITH      LENGTH OF    PRINCIPAL OCCUPATION                       OVERSEEN BY          DIRECTORSHIPS
AND AGE             THE TRUST      TIME SERVED  DURING PAST FIVE YEARS                     TRUSTEE OR OFFICER   HELD BY TRUSTEE
-------------       ---------      -----------  ----------------------                     ------------------   ---------------
Laurence B.         Independent    Indefinite,  Real estate developer and construction              4           Trustee of Alpine
Ashkin (75),        Trustee        since        consultant since 1980; Founder and                              Equity Trust
180 East                           inception    President of Centrum Equities since                             (formerly Evergreen
Pearson Street,                                 1987 and Centrum Properties, Inc.                               Global Equity
Chicago, IL                                     since 1980.                                                     Trust); Trustee
60611                                                                                                           Emeritus of
                                                                                                                Evergreen Fund
                                                                                                                complex

H. Guy              Independent    Indefinite,  President, Skidmore, Owings & Merrill               4           Director and
Leibler (49),       Trustee        since        LLP, (2001-2003), Chairman and                                  Chairman, White
25 Cowdray                         inception    President of Pailatus, a news media                             Plains Hospital
Park Drive                                      company (1997-1999); Director of                                Center; Founding
Greenwich, CT                                   Brand Space Inc., a brand marketing/                            Director, Stellaris
06831                                           advertising company (1997-1999).                                Health Network;
                                                                                                                Trustee of Alpine
                                                                                                                Equity Trust

Donald Stone (79)   Independent    Indefinite,  Retired, Former advisor to chairman of              4           Vice Chairman,
49 Red Oak Lane     Trustee        since 2002   Merrill Lynch. (1996 to 1999).                                  White Plains
White Plains, NY                                                                                                Hospital Board;
10604                                                                                                           Board Member,
                                                                                                                White Plains
                                                                                                                Hospital Special
                                                                                                                Surgery Board;
                                                                                                                Board Member,
                                                                                                                Save the Children;
                                                                                                                Trustee of Alpine
                                                                                                                Equity Trust

                                                   INTERESTED TRUSTEES & OFFICERS

Samuel A.           Interested     Indefinite,  CEO of Alpine Management & Research,                4           Trustee of Alpine
Lieber*<F38> (47)   Trustee,       since        LLC since November 1997.                                        Equity Trust
2500 Westchester    Portfolio      inception
Ave.                Manager, and
Purchase, NY        President
10577

Stephen A.          Vice           Indefinite,  Chairman and Senior Portfolio Manager,              4           None
Lieber (78)         President      since        Saxon Woods Advisors, LLC (October
2500 Westchester                   inception    1999 - Present). Formerly, Chairman and
Ave.                                            Co-Chief Executive Officer, Lieber &
Purchase, NY                                    Company (February 1969 - July 1999).
10577

Steven C.           Vice           Indefinite,  Managing Director of Alpine                         2           None
Shachat (42)        President      since 2002   Management and Research, LLC since
2500 Westchester                                September 2002.  A senior portfolio
Ave.                                            manager with Evergreen Investment
Purchase, NY                                    Management Company LLC
10577                                           (1989 - 2001).

Oliver Sun (39)     Secretary      Indefinite,  Controller of Alpine Management and                 4           None
2500 Westchester                   since 2002   Research, LLC, 1998 to Present.
Ave.
Purchase, NY
10577

Sheldon R.          Treasurer      Indefinite,  Chief Financial Officer, Saxon Woods                4           None
Flamm (55)                         since 2002   Advisors, LLC, 1999 to Present, Chief
2500 Westchester                                Financial Officer, Lieber & Co. (a
Ave.                                            wholly-owned subsidiary of First Union
Purchase, NY                                    National Bank), 1997 to 1999, Chief
10577                                           Financial Officer of Evergreen Asset
                                                Management Corp., March 1987 to
                                                September 1999.

*<F38> Denotes Trustee who is an "interested person" of the Trust or Fund by virtue of his relationship with the Adviser.

                       CHANGES IN INDEPENDENT ACCOUNTANTS

Effective December 15, 2003, the Board of Trustees selected the accounting firm of Deloitte & Touche LLP to serve as the Funds' independent certified public accountants for the fiscal year ending October 31, 2004 to fill a vacancy in such position in accordance with Section 32(a)(2) of the 1940 Act resulting from PricewaterhouseCoopers LLP's resignation. PricewaterhouseCoopers LLP's reports on the financial statements of the Funds for the fiscal years ended October 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the fiscal years ended October 31, 2003 and 2002 or through the date of their resignation.

The Funds represent that they had not consulted with Deloitte & Touche LLP any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Funds' financial statements.

                                    TRUSTEES
                                Samuel A. Lieber
                               Laurence B. Ashkin
                                 H. Guy Leibler
                                  Donald Stone

                               INVESTMENT ADVISER
                      Alpine Management and Research, LLC
                       2500 Westchester Avenue, Suite 215
                               Purchase, NY 10577
                              www.alpinefunds.com

                                   CUSTODIAN
                                U.S. Bank, N.A.
                               425 Walnut Street
                              Cincinnati, OH 45202

                         TRANSFER AGENT & ADMINISTRATOR
                        U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                           Milwaukee,Wisconsin 53202

                            INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                           100 East Wisconsin Avenue
                              Milwaukee, WI 53202

                                 LEGAL COUNSEL
                                 Blank Rome LLP
                             The Chrysler Building
                              405 Lexington Avenue
                               New York, NY 10174

                                  DISTRIBUTOR
                            Quasar Distributors, LLC
                            615 East Michigan Street
                           Milwaukee,Wisconsin 53202

                        SHAREHOLDER/INVESTOR INFORMATION
                                 (888) 785-5578

                                  ALPINE FUNDS
                       2500 Westchester Avenue, Suite 215
                               Purchase, NY 10577
                                 (914) 251-0880

                                    (12/03)

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-785-5578.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

The registrant's board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant's level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not required for annual reports filed for periods ending before December 15, 2003.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. [RESERVED]
------------------

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. [RESERVED]
------------------

ITEM 9. CONTROLS AND PROCEDURES.
--------------------------------

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.
-----------------

(a)  Any code of ethics or amendment thereto.  Filed herewith.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


     (Registrant)  Alpine Income Trust
                   -----------------------------------------

     By (Signature and Title) /s/ Samuel A. Lieber
                              ------------------------------
                              Samuel A. Lieber, President

     Date      1-6-04
           -------------------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title) /s/ Samuel A. Lieber
                              ------------------------------
                              Samuel A. Lieber, President

     Date      1-6-04
           -------------------------------------------------

     By (Signature and Title) /s/ Sheldon Flamm
                              ------------------------------
                              Sheldon Flamm, Treasurer

     Date      1-6-04
           -------------------------------------------------